Exhibit 10.1
Conformed through Second Amendment, dated as of January 25, 2019

PATTERSON COMPANIES, INC.
PATTERSON MEDICAL HOLDINGS, INC.
PATTERSON MEDICAL SUPPLY, INC.
PATTERSON DENTAL HOLDINGS, INC.
PATTERSON DENTAL SUPPLY, INC.
WEBSTER VETERINARY SUPPLY, INC.
WEBSTER MANAGEMENT, LP
$325,000,000 Senior Notes
$60,000,000 2.95% Senior Notes, Series A, due December 10, 2018
$165,000,000 3.59% Senior Notes, Series B, due December 8, 2021
$100,000,000 3.74% Senior Notes, Series C, due December 8, 2023

NOTE PURCHASE AGREEMENT

Dated as of December 8, 2011

SERIES A PPN: 70342@ AD0 SERIES B PPN: 70342@ AE8 SERIES C PPN: 70342@ AF5

	4.3.	Compliance Certificates.	3
	4.4.	Opinions of Counsel.	3
	4.5.	Purchase Permitted By Applicable Law, etc.	4
	4.6.	Sale of Other Notes.	4
	4.7.	Payment of Special Counsel Fees.	4
	4.8.	Private Placement Number.	4
	4.9.	Changes in Corporate Structure.	4
	4.10.	Funding Instructions.	4
	4.11.	Term Loan Agreement.	5
	4.12.	Credit Agreement.	5
	4.13.	Proceedings and Documents.	5

5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.		5
	5.1.	Organization; Power and Authority.	5
	5.2.	Authorization, etc.	5
	5.3.	Disclosure.	6
	5.4.	Organization and Ownership of Shares of Subsidiaries; Affiliates.	6
	5.5.	Financial Statements.	7
	5.6.	Compliance with Laws, Other Instruments, etc.	7
	5.7.	Governmental Authorizations, etc.	7
	5.8.	Litigation; Observance of Agreements, Statutes and Orders.	7
	5.9.	Taxes.	8
	5.10.	Title to Property; Leases.	8
	5.11.	Licenses, Permits, etc.	8
	5.12.	Compliance with ERISA.	9
	5.13.	Private Offering by the Company.	10
	5.14.	Use of Proceeds; Margin Regulations.	10
	5.15.	Existing Debt; Future Liens.	10
	5.16.	Foreign Assets Control Regulations, etc.	11
	5.17.	Status under Certain Statutes.	12
	5.18.	Environmental Matters.	12
	5.19	Solvency of Obligors.	12

6.	REPRESENTATIONS OF THE PURCHASERS.		13
	6.1.	Purchase for Investment.	13
	6.2.	Source of Funds.	13

7.	INFORMATION AS TO COMPANY.		15
	7.1.	Financial and Business Information	15
	7.2.	Officer’s Certificate.	17
	7.3.	Electronic Delivery.	18
	7.4.	Inspection.	18

8.	PREPAYMENT OF THE NOTES.		19
	8.1.	No Scheduled Prepayments.	19
	8.2.	Optional Prepayments.	19
	8.3.	Mandatory Offer to Prepay Upon Change of Control.	21
	8.4.	Allocation of Partial Prepayments.	22
	8.5.	Maturity; Surrender, etc.	22
	8.6.	Purchase of Notes.	23
	8.7.	Make-Whole Amount.	23

9.	AFFIRMATIVE COVENANTS.		25
	9.1.	Compliance with Law.	25
	9.2.	Insurance.	25
	9.3.	Maintenance of Properties.	25
	9.4.	Payment of Taxes and Claims.	25
	9.5.	Corporate Existence, etc.	26
	9.6.	Ranking of Notes.	26
	9.7.	Subsidiary Guaranty.	26
	9.8.	Books and Records.	27

10.	NEGATIVE COVENANTS.		27
	10.1.	Debt to Adjusted EBITDA Ratio.	27
	10.2.	Interest Coverage.	27
	10.3.	Priority Debt.	27
	10.4.	Liens.	27
	10.5.	Subsidiary Debt.	29
	10.6.	Mergers, Consolidations, etc.	30
	10.7.	Sale of Assets.	31
	10.8.	Transactions with Affiliates.	31
	10.9.	Terrorism Sanctions Regulations.	31
	10.10.	Material Acquisitions.	32

11.	EVENTS OF DEFAULT.		32

12.	REMEDIES ON DEFAULT, ETC.		34

	12.1.	Acceleration.	34
	12.2.	Other Remedies.	35
	12.3.	Rescission.	35
	12.4.	No Waivers or Election of Remedies, Expenses, etc.	35

13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.		35
	13.1.	Registration of Notes.	35
	13.2.	Transfer and Exchange of Notes.	36
	13.3.	Replacement of Notes.	36

14.	PAYMENTS ON NOTES.		37
	14.1.	Place of Payment.	37
	14.2.	Home Office Payment.	37

15.	EXPENSES, ETC.		37
	15.1.	Transaction Expenses.	37
	15.2.	Survival.	38

16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.		38

17.	AMENDMENT AND WAIVER.		38
	17.1.	Requirements.	38
	17.2.	Solicitation of Holders of Notes.	39
	17.3.	Binding Effect, etc.	39
	17.4.	Notes held by Obligors, etc.	40

18.	NOTICES.		40

19.	REPRODUCTION OF DOCUMENTS.		40

20.	CONFIDENTIAL INFORMATION.		41

21.	SUBSTITUTION OF PURCHASER.		42

22.	RELEASE OF OBLIGOR OR SUBSIDIARY GUARANTOR.		42

23.	MISCELLANEOUS.		43
	23.1.	Successors and Assigns.	43
	23.2.	Payments Due on Non-Business Days.	43
	23.3.	Accounting Terms.	43
	23.4.	Severability.	44
	23.5.	Construction.	44
	23.6.	Counterparts.	44
	23.7.	Governing Law; Submission to Jurisdiction.	44

SCHEDULE A	—	Information Relating to Purchasers
SCHEDULE B	—	Defined Terms
SCHEDULE 4.9	—	Changes in Corporate Structure
SCHEDULE 5.3	—	Disclosure Materials
SCHEDULE 5.4	—	Subsidiaries; Affiliates
SCHEDULE 5.5	—	Financial Statements
SCHEDULE 5.8	—	Litigation
SCHEDULE 5.11	—	Licenses, Permits, etc.
SCHEDULE 5.14	—	Use of Proceeds
SCHEDULE 5.15	—	Existing Debt
SCHEDULE 10.4	—	Liens
SCHEDULE 10.5	—	Subsidiary Debt
EXHIBIT 1(a)	—	Form of Series A Senior Note
EXHIBIT 1(b)	—	Form of Series B Senior Note
EXHIBIT 1(c)	—	Form of Series C Senior Note
EXHIBIT 4.4(a)	—	Form of Opinion of Counsel for the Obligors
EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers
EXHIBIT 9.7	—	Form of Subsidiary Guaranty

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PATTERSON COMPANIES, INC.
PATTERSON MEDICAL HOLDINGS, INC.
PATTERSON MEDICAL SUPPLY, INC.
PATTERSON DENTAL HOLDINGS, INC.
PATTERSON DENTAL SUPPLY, INC.
WEBSTER VETERINARY SUPPLY, INC.
WEBSTER MANAGEMENT, LP
1031 Mendota Heights Road
St. Paul, MN 55120
(651) 686-1600
Fax: (651) 686-9331
$325,000,000 Senior Notes
$60,000,000 2.95% Senior Notes, Series A, due December 10, 2018
$165,000,000 3.59% Senior Notes, Series B, due December 8, 2021
$100,000,000 3.74% Senior Notes, Series C, due December 8, 2023
Dated as of December 8, 2011
TO EACH OF THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A:
Ladies and Gentlemen:
PATTERSON COMPANIES, INC., a Minnesota corporation (the “Company”), PATTERSON MEDICAL HOLDINGS, INC., a Delaware corporation (“Medical Holdings”), PATTERSON MEDICAL SUPPLY, INC., a Minnesota corporation (“Patterson Medical”), PATTERSON DENTAL HOLDINGS, INC., a Minnesota corporation (“Dental Holdings”), PATTERSON DENTAL SUPPLY, INC., a Minnesota corporation (“PDSI”), WEBSTER VETERINARY SUPPLY, INC., a Minnesota corporation (“Webster”), and WEBSTER MANAGEMENT, LP, a Minnesota limited partnership (“Webster Management”), jointly and severally agree with you as follows:

1.	AUTHORIZATION OF NOTES.

1.1.	The Notes.
The Obligors have authorized the issue and sale of $325,000,000 aggregate principal amount of its Senior Notes consisting of (i) $60,000,000 aggregate principal amount of their 2.95% Senior Notes, Series A, due December 10, 2018 (the “Series A Notes”); (ii) $165,000,000 aggregate principal amount of their 3.59% Senior Notes, Series B, due December 8, 2021 (the “Series B Notes”); and (iii) $100,000,000 aggregate principal amount of their 3.74% Senior Notes, Series C, due December 8, 2023 (the “Series C Notes” and, collectively with the Series A Notes and the Series B Notes, the “Notes,” such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes shall be substantially in the forms set out in Exhibits 1(a) through 1(c), with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

1.2.	Additional Interest.
If the Debt to Adjusted EBITDA Ratio at any time exceeds 3.50 to 1.00, as evidenced by an Officer’s Certificate delivered pursuant to Section 7.2(a), the interest rate payable on the Notes shall be increased by 0.75% (the “Incremental Interest”). Such Incremental Interest shall begin to accrue on the first day of the fiscal quarter following the fiscal quarter in respect of which such Certificate was delivered, and shall continue to accrue until the Company has provided an Officer’s Certificate pursuant to Section 7.2(a) demonstrating that, as of the last day of the fiscal quarter in respect of which such Certificate is delivered, the Debt to Adjusted EBITDA Ratio is not more than 3.50 to 1.00. In the event such Officer’s Certificate is delivered, the Incremental Interest shall cease to accrue on the last day of the fiscal quarter in respect of which such Certificate is delivered.

2.	SALE AND PURCHASE OF NOTES.
Subject to the terms and conditions of this Agreement, the Obligors will issue and sell to you and each of the other purchasers named in Schedule A (the “Other Purchasers”), and you and the Other Purchasers will purchase from the Obligors, at the Closing provided for in Section 3, Notes in the principal amount and series specified opposite your names in Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

3.	CLOSING.
The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Foley & Lardner LLP, 321 North Clark Street, Suite 2800, Chicago, Illinois 60654-5313, at 9:00 a.m., Chicago time, at a closing (the “Closing”) on December 8, 2011 or on such other Business Day thereafter on or prior to December 30, 2011 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Obligors will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Obligors or their order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company (for the benefit of the Obligors) to account number 1731 0172 5153 at US Bank National Association, Minneapolis Office, 800 Nicollet Mall, Minneapolis, MN 55402, ABA No. 091000022. If at the Closing any Obligor fails to tender such Notes to you as

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provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.	CONDITIONS TO CLOSING.
Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1.	Representations and Warranties.
The representations and warranties of the Obligors in this Agreement shall be correct when made and at the time of the Closing.

4.2.	Performance; No Default.
The Obligors shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing. Neither any Obligor nor any other Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

4.3.	Compliance Certificates.
(a) Officer’s Certificate. Each Obligor shall have delivered to you an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.
(b) Secretary’s Certificate. Each Obligor shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreement.

4.4.	Opinions of Counsel.
You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Briggs and Morgan and from Matthew L. Levitt, Esq., counsel to the Obligors, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Obligors instruct their counsel to deliver such opinion to you) and (b) from Foley & Lardner LLP, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

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4.5.	Purchase Permitted By Applicable Law, etc.
On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer’s Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6.	Sale of Other Notes.
Contemporaneously with the Closing the Obligors shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.7.	Payment of Special Counsel Fees.
Without limiting the provisions of Section 15.1, the Obligors shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4, to the extent reflected in a statement of such counsel rendered to the Obligors at least one Business Day prior to the Closing.

4.8.	Private Placement Number.
A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained by Foley & Lardner LLP for each series of the Notes.

4.9.	Changes in Corporate Structure.
Except as specified in Schedule 4.9, no Obligor shall have changed its jurisdiction of organization or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10.	Funding Instructions.
At least three Business Days prior to the date of the Closing, you shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

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4.11.	Term Loan Agreement.
The Obligors shall have amended the Term Loan Agreement to permit the issuance and sale of the Notes and you shall have received a copy of a fully executed counterpart of such amendment.

4.12.	Credit Agreement.
The Obligors shall deliver a fully executed copy of the Credit Agreement containing covenants no more onerous than those in the Term Loan Agreement.

4.13.	Proceedings and Documents.
All corporate or partnership and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
Each Obligor represents and warrants to you that:

5.1.	Organization; Power and Authority.
Each Obligor is a corporation or limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or foreign limited partnership and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate or partnership power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

5.2.	Authorization, etc.
This Agreement and the Notes have been duly authorized by all necessary corporate or partnership action on the part of each Obligor, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of each Obligor enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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5.3.	Disclosure.
The Obligors, through their agent, J.P. Morgan Securities Inc., have delivered to you and each Other Purchaser a copy of a Confidential Private Placement Memorandum, dated October 2011, including the Company’s Annual Reports on Form 10-K for the fiscal years ended April 30, 2011 and April 24, 2010 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 30, 2011 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Obligors in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since April 30, 2011, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to any Obligor that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Obligors specifically for use in connection with the transactions contemplated hereby.

5.4.	Organization and Ownership of Shares of Subsidiaries; Affiliates.
(a) Schedule 5.4 contains (except as noted therein) complete and correct lists of: (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers.
(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).
(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and

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authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.
(d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate or limited partnership law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5.	Financial Statements.
The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6.	Compliance with Laws, Other Instruments, etc.
The execution, delivery and performance by each Obligor of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Obligor or any other Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which any Obligor or any other Subsidiary is bound or by which any Obligor or any other Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to any Obligor or any other Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Obligor or any other Subsidiary.

5.7.	Governmental Authorizations, etc.
No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of this Agreement or the Notes.

5.8.	Litigation; Observance of Agreements, Statutes and Orders.
(a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of any Obligor, threatened against or affecting any Obligor or any other Subsidiary or any property of any Obligor or any other Subsidiary in any court or before any arbitrator of any kind or before or by any

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Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
(b) Neither any Obligor nor any other Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9.	Taxes.
The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended April 30, 2005.

5.10.	Title to Property; Leases.
The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11.	Licenses, Permits, etc.
Except as disclosed in Schedule 5.11,
(a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

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(b) to the best knowledge of each Obligor, no product of any Obligor or any other Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and
(c) to the best knowledge of each Obligor, there is no Material violation by any Person of any right of any Obligor or any other Subsidiary with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the any Obligor or any other Subsidiary.

5.12.	Compliance with ERISA.
(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or Federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.
(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.
(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.
(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

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(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13.	Private Offering by the Company.
Neither any Obligor nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you and the Other Purchasers and not more than 45 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither any Obligor nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14.	Use of Proceeds; Margin Regulations.
The Obligors will apply the proceeds of the sale of the Notes to refinance Debt of the Company as set forth in Schedule 5.14 and for general corporate purposes, including repurchases of the Company’s Capital Stock and business or asset acquisitions. No part of the proceeds from the sale of the Notes will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221) so as to involve any Obligor or any holder of Notes in a violation of such Regulation (or so as to require any holder of Notes to make any filing under such Regulation), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve any Obligor in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 10% of the value of the consolidated assets of the Company and its Subsidiaries and the Obligors do not have any present intention that margin stock will constitute more than 10% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.15.	Existing Debt; Future Liens.
(a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of December 1, 2011 since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries. Neither any Obligor nor any other Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of any Obligor or any other Subsidiary and no event or condition exists with respect to any Debt of any Obligor or any other Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become

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due and payable before its stated maturity or before its regularly scheduled dates of payment.
(b) Except as disclosed in Schedule 5.15, neither any Obligor nor any other Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

5.16.	Foreign Assets Control Regulations, etc.
(a) Neither any Obligor nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, U.S. Department of Treasury (“OFAC”) (an “OFAC Listed Person”) or (ii) a department, agency or instrumentality of, or is otherwise controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (ii), a “Blocked Person”).
(b) No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used, directly by the Obligors or indirectly through any Controlled Entity, in connection with any investment in, or any transactions or dealings with, any Blocked Person.
(c) To each Obligor’s actual knowledge after making due inquiry, neither such Obligor nor any Controlled Entity (i) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any applicable law (collectively, “Anti-Money Laundering Laws”), (ii) has been assessed civil penalties under any Anti-Money Laundering Laws or (iii) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws.
(d) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments to any governmental official or employee, political party, official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage. The Obligors have taken reasonable measures appropriate to the circumstances (in any event as required by applicable law) to ensure that the Obligors and each Controlled Entity is and will continue to be in compliance with all applicable current and future anti-corruption laws and regulations.

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5.17.	Status under Certain Statutes.
Neither any Obligor nor any other Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the ICC Termination Act, as amended, or the Federal Power Act, as amended.

5.18.	Environmental Matters.
Neither any Obligor nor any other Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against any Obligor or any other Subsidiary or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,
(a) neither any Obligor nor any other Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;
(b) neither any Obligor nor any other Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and
(c) all buildings on all real properties now owned, leased or operated by any Obligor or any other Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

5.19.	Solvency of Obligors.
After giving effect to the transactions contemplated herein, (i) the present value of the assets of each Obligor, at a fair valuation, is in excess of the amount that will be required to pay its probable liability on its existing debts as said debts become absolute and matured, (ii) each Obligor has received reasonably equivalent value for issuing and selling the Notes, (iii) the property remaining in the hands of each Obligor is not an unreasonably small capital, and (iv) each Obligor is able to pay its debts as they mature.

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6.	REPRESENTATIONS OF THE PURCHASERS.

6.1.	Purchase for Investment.
You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Obligors are not required to register the Notes. You represent that you are an “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 of Regulation D under the Securities Act

6.2.	Source of Funds.
You represent that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:
(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or
(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee

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organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or
(e) the Source constitutes assets of a “plan(s)” (within the meaning of section IV of PTE 96-23 (the “INHAM Exemption”) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in section IV(h) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or
(f) the Source is a governmental plan; or
(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (g); or
(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.
As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

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7.	INFORMATION AS TO COMPANY.

7.1.	Financial and Business Information
The Company will deliver to each holder of Notes that is an Institutional Investor:
(a) Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,
(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter,
(ii) consolidated statements of income of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, and
(iii) consolidated statements of cash flows of the Company and its Subsidiaries for such quarter or (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);
(b) Annual Statements — within 120 days after the end of each fiscal year of the Company, duplicate copies of,
(i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and
(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and reported on by an opinion of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the Company and its consolidated Subsidiaries being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing

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standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);
(c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by any Obligor or any other Subsidiary to public securities holders generally, and (ii) each regular or periodic report, registration statement other than registration statements on Form S-8 (without exhibits except as expressly requested by such holder), or other material filed by any Obligor or any other Subsidiary with the Securities and Exchange Commission;
(d) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto;
(e) ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:
(i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or
(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or
(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien,

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taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;
(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to any Obligor or any other Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and
(g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of any Obligor or any other Subsidiary (including actual copies of the Company’s Forms 10-Q and Forms 10-K) or relating to the ability of any Obligor to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2.	Officer’s Certificate.
Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or (b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:
(a) Covenant Compliance — the information (including detailed calculations and a reconciliation to the financial statements from which derived if the accounting methods applicable to such financial statements differ from the methods of determining compliance with Section 10.1 through Section 10.5 and Section 10.7) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.9, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and
(b) Event of Default — a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of any Obligor or any other Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

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7.3.	Electronic Delivery.
Financial statements and officers’ certificates required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if (i) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related certificate satisfying the requirements of Section 7.2 are delivered to you and each other holder of Notes by e-mail or (ii) the Company shall have timely filed such Form 10-Q or Form 10-K, satisfying the requirements of Section 7.1(a) or (b) as the case may be, with the SEC on “EDGAR” and shall have made such Form and the related certificate satisfying the requirements of Section 7.2 available on its home page on the worldwide web (at the date of this Agreement located at http://www.pattersoncompanies.com) or (iii) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related certificate satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access or (iv) the Company shall have filed any of the items referred to in Section 7.1(c) with the SEC on “EDGAR” and shall have made such items available on its home page on the worldwide web or if any of such items are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; provided however, that in the case of any of clause (i), (ii), (iii) or (iv) the Company shall concurrently with such filing or posting give notice to each holder of Notes of such posting or filing and provided further, that upon request of any holder, the Company will thereafter deliver written copies of such forms, financial statements and certificates to such holder.

7.4.	Inspection.
The Company will permit the representatives of each holder of Notes that is an Institutional Investor:
(a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and
(b) Default — if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances, and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

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8.	PREPAYMENT OF THE NOTES.

8.1.	No Scheduled Prepayments.
No regularly scheduled prepayments are due on the Notes prior to their stated maturity.

8.2.	Optional Prepayments.
(a) The Notes. The Obligors may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, one or more series of the Notes in an amount not less than $1,000,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of each series of the Notes to be prepaid written notice of each optional prepayment under this Section 8.2(a) not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of each series of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
(b) Offer to Prepay at Par Upon Certain Sales of Assets.
(i) Notice and Offer. In the event of any Debt Prepayment Application under Section 10.7 of this Agreement, the Obligors will, within 10 days of the occurrence of the Transfer (a “Debt Prepayment Transfer”) in respect of which an offer to prepay the Notes (the “Prepayment Offer”) is being made to comply with the requirements for a Debt Prepayment Application (as set forth in the definition thereof), give notice of such Debt Prepayment Transfer to each holder of Notes. Such notice shall contain, and shall constitute, an irrevocable offer to prepay, at the election of each holder, a portion of the Notes held by such holder equal to such holder’s Ratable Portion of the Net Proceeds Amount in respect of such Debt Prepayment Transfer on a date specified in such notice (the “Transfer Prepayment Date”) that is not less than 30 days and not more than 60 days after the date of such notice.
(ii) Acceptance and Payment. To accept such Prepayment Offer, a holder of Notes shall cause a notice of such acceptance to be delivered to the Company not later than 10 days prior to the Transfer Prepayment Date. Failure to accept such offer in writing not later than 10 days prior to the Transfer

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Prepayment Date shall be deemed to be rejection of the Prepayment Offer. If so accepted by any holder of a Note, such Prepayment Offer equal to not less than such holder’s Ratable Portion of the Net Proceeds Amount in respect of such Debt Prepayment Transfer, together with any additional amount offered to and accepted by such holder pursuant to the following sentence shall be due and payable on the Transfer Prepayment Date. If any holder of Notes fails to accept such Prepayment Offer, such holder’s Ratable Portion of the Net Proceeds Amount shall be offered pro rata to each holder of Notes that has accepted such Prepayment Offer. A Prepayment Offer pursuant to this Section 8.2(b) shall be made at 100% of the principal amount of such Notes being so prepaid, together with interest on such principal amount then being prepaid accrued to the Transfer Prepayment Date.
(iii) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.2(b) shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying:
(A) the Transfer Prepayment Date and the Net Proceeds Amount in respect of the applicable Debt Prepayment Transfer;
(B) that such offer is being made pursuant to Section 8.2(b) and Section 10.7 of this Agreement;
(C) the principal amount of each Note offered to be prepaid;
(D) the interest that would be due on each such Note offered to be prepaid, accrued to the date fixed for payment; and
(E) in reasonable detail, the nature of the Transfer giving rise to such Debt Prepayment Transfer.
(c) Prepayments During Defaults or Events of Defaults. Anything in Section 8.2(a) to the contrary notwithstanding, during the continuance of a Default or Event of Default the Obligors may prepay less than all of the outstanding Notes pursuant to Section 8.2(a) only if such prepayment is allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
(d) Notice Concerning Status of Holders of Notes. Promptly after each prepayment date under Section 8.2(a) or Transfer Prepayment Date under Section 8.2(b) and the making of all prepayments contemplated thereunder (and, in any event, within 30 days thereafter), the Company will deliver to each holder of Notes a certificate signed by a Senior Financial Officer containing a list of the then current holders of Notes (together with their addresses) and setting forth as to each such holder the outstanding principal amount of Notes held by such holder at such time.

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8.3.	Mandatory Offer to Prepay Upon Change of Control.
(a) Notice of Change of Control or Control Event — The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change of Control or Control Event, give notice of such Change of Control or Control Event to each holder of Notes unless notice in respect of such Change of Control (or the Change of Control contemplated by such Control Event) shall have been given pursuant to paragraph (b) of this Section 8.3. If a Change of Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in paragraph (c) of this Section 8.3 and shall be accompanied by the certificate described in paragraph (g) of this Section 8.3.
(b) Condition to Company Action — The Company will not take any action that consummates or finalizes a Change of Control unless (i) at least 15 Business Days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes accompanied by the certificate described in paragraph (g) of this Section 8.3, and (ii) subject to the provisions of paragraph (d) below, contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 8.3.
(c) Offer to Prepay Notes — The offer to prepay Notes contemplated by paragraphs (a) and (b) of this Section 8.3 shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, of the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”). If such Proposed Prepayment Date is in connection with an offer contemplated by paragraph (a) of this Section 8.3, such date shall be not less than 30 days and not more than 60 days after the date of such offer.
(d) Acceptance; Rejection — A holder of Notes may accept the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance to be delivered to the Company on or before the date specified in the certificate described in paragraph (g) of this Section 8.3. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.3, or to accept an offer as to all of the Notes held by the holder, within such time period shall be deemed to constitute rejection of such offer by such holder.
(e) Prepayment — Prepayment of the Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the outstanding principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment and shall not require the payment of any Make-Whole Amount or prepayment premium. The prepayment shall be made on the Proposed Prepayment Date except as provided in paragraph (f) of this Section 8.3.
(f) Deferral Pending Change of Control — The obligation of the Company to prepay Notes pursuant to the offers required by paragraphs (a) and (b) and accepted in accordance with paragraph (d) of this Section 8.3 is subject to the occurrence of the

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Change of Control in respect of which such offers and acceptances shall have been made. In the event that such Change of Control does not occur on or prior to the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change of Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change of Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change of Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.3 in respect of such Change of Control shall be deemed rescinded). Notwithstanding the foregoing, in the event that the prepayment has not been made within 90 days after such Proposed Prepayment Date by virtue of the deferral provided for in this Section 8.3(f), the Company shall make a new offer to prepay in accordance with paragraph (c) of this Section 8.3.
(g) Officer’s Certificate — Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date, (ii) that such offer is made pursuant to this Section 8.3, (iii) the principal amount of each Note offered to be prepaid, (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date, (v) that the conditions of this Section 8.3 have been fulfilled, (vi) in reasonable detail, the nature and date or proposed date of the Change of Control and (vii) the date by which any holder of a Note that wishes to accept such offer must deliver notice thereof to the Company, which date shall not be earlier than three Business Days prior to the Proposed Prepayment Date or, in the case of a prepayment pursuant to Section 8.3(b), the date of the action referred to in Section 8.3(b)(i).

8.4.	Allocation of Partial Prepayments.
In the case of each partial prepayment of Notes of a series pursuant to Section 8.2(a), the principal amount of the Notes of the series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.5.	Maturity; Surrender, etc.
In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Obligors shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

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8.6.	Purchase of Notes.
The Obligors will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Obligors or an Affiliate pro rata to the holders of any series of Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information reasonably determined by the Obligors to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 25% of the principal amount of the Notes of the series to which such offer is directed then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of such series of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by any Obligor or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.7.	Make-Whole Amount.
The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2(a) or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by

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(a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2(a) or 12.1.
“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2(a) or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

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9.	AFFIRMATIVE COVENANTS.
The Obligors, jointly and severally, covenant that so long as any of the Notes are outstanding:

9.1.	Compliance with Law.
The Obligors will, and will cause each other Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2.	Insurance.
The Obligors will, and will cause each other Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.	Maintenance of Properties.
The Obligors will, and will cause each other Subsidiary to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent any Obligor or any other Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4.	Payment of Taxes and Claims.
The Obligors will, and will cause each other Subsidiary to, file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of any Obligor or any other Subsidiary, provided that neither any Obligor nor any other Subsidiary need pay any such tax or assessment or claims if

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(i) the amount, applicability or validity thereof is contested by such Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and an Obligor or another Subsidiary has established adequate reserves therefor in accordance with GAAP on its books or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5.	Corporate Existence, etc.
Subject to Sections 10.6 and 10.7, each Obligor will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.6 and 10.7, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

9.6.	Ranking of Notes.
The Notes and the Obligors’ obligations under this Agreement will rank at least pari passu with all of the Obligors’ outstanding unsecured Senior Debt.

9.7.	Subsidiary Guaranty.
(a) Subsidiary Guarantors. The Obligors will not permit any other Material Domestic Subsidiary to become a borrower under, or to directly or indirectly guarantee any obligations of any Obligor under, any Loan Agreement unless the Obligors cause such Subsidiary, concurrently therewith, to execute and deliver a guaranty in substantially the form of Exhibit 9.7 (the “Subsidiary Guaranty”), or, if such Subsidiary Guaranty has previously been delivered, to execute and deliver a Joinder to the Subsidiary Guaranty and deliver to each holder of Notes:
(i) copies of such directors’ or other authorizing resolutions, charter, bylaws and other constitutive documents of such Subsidiary as the Required Holders may reasonably request; and
(ii) an opinion of counsel covering the authorization, execution, delivery, compliance with law, no conflict with other documents, no consents and enforceability of the Subsidiary Guaranty against such Subsidiary.
(b) Additional Subsidiary Guarantors. If at any time (i) the aggregate assets of all of the Company’s Domestic Subsidiaries that are not Obligors or Subsidiary Guarantors exceeds 20% of Consolidated Total Assets, or (ii) the Consolidated Adjusted Net Income for the four consecutive fiscal quarters most recently ended of all of the Company’s Domestic Subsidiaries that are not Obligors or Subsidiary Guarantors exceeds 20% of the Company’s Consolidated Adjusted Net Income for such period, the Company will, within 30 days after its senior management becomes aware (or reasonably should have become aware) of such event, cause additional Domestic Subsidiaries to execute and deliver a Joinder to the Subsidiary Guaranty so that, after giving effect

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thereto, the threshold levels in clauses (i) and (ii) above are not exceeded and shall deliver to each holder of Notes the documents listed in Section 9.7(a)(i) and (ii).

9.8.	Books and Records.
The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.

10.	NEGATIVE COVENANTS.
The Obligors, jointly and severally, covenant that so long as any of the Notes are outstanding:

10.1.	Debt to Adjusted EBITDA Ratio.
The Company will not permit the Debt to Adjusted EBITDA Ratio, as of the end of any fiscal quarter, to be greater than 3.50 to 1.00; provided that, upon notice by the Obligors to the holders of Notes, as of the last day of each of the four consecutive fiscal quarters immediately following a Qualified Acquisition, such ratio may be greater than 3.50 to 1.00, but in no event greater than 4.00 to 1.00, if the Company pays the additional interest provided for in Section 1.2.

10.2.	Interest Coverage.
The Company will not permit the ratio of Consolidated Adjusted EBITDA to Consolidated Interest Expense (in each case for the Company’s then most recently completed four fiscal quarters) to be less than 2.50 to 1.00 at any time.

10.3.	Priority Debt.
The Company will not permit Priority Debt to exceed 15% of Consolidated Total Assets (as of the end of the Company’s then most recently completed fiscal quarter) at any time.

10.4.	Liens.
The Company will not, and will not permit any Subsidiary to, permit to exist, create, assume or incur, directly or indirectly, any Lien on its properties or assets, whether now owned or hereafter acquired, except:
(a) Liens for taxes, assessments or governmental charges not then due and delinquent or the nonpayment of which is permitted by Section 9.4;
(b) any attachment or judgment Lien, unless the judgment it secures has not, within 60 days after the entry thereof, been discharged or execution thereof stayed pending appeal, or has not been discharged within 60 days after the expiration of any such stay;

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(c) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords’, lessors’, carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens) and Liens to secure the performance of bids, tenders, leases or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money;
(d) encumbrances in the nature of leases, subleases, zoning restrictions, easements, rights of way, minor survey exceptions and other rights and restrictions of record on the use of real property and defects in title arising or incurred in the ordinary course of business, which, individually and in the aggregate, do not materially impair the use of the property or assets subject thereto by the Company or such Subsidiary in their business or which relate only to assets that in the aggregate are not Material;
(e) Liens securing Debt existing on property or assets of the Company or any Subsidiary as of the date of this Agreement that are described in Schedule 10.4;
(f) Liens (i) existing on property at the time of its acquisition by the Company or a Subsidiary and not created in contemplation thereof, whether or not the Debt secured by such Lien is assumed by the Company or a Subsidiary; or (ii) on property (including (Capital Leases) created contemporaneously with its acquisition or within 180 days of the acquisition or completion of construction or improvements thereof to secure or provide for all or a portion of the acquisition price or cost of construction or improvements of such property after the date of Closing; or (iii) existing on property of a Person at the time such Person is merged or consolidated with, or becomes a Subsidiary of, or substantially all of its assets are acquired by, the Company or a Subsidiary and not created in contemplation thereof; provided that such Liens do not extend to additional property of the Company or any Subsidiary (other than property that is an improvement to or is acquired for specific use in connection with the subject property) and that the aggregate principal amount of Debt secured by each such Lien does not exceed the lesser of cost of acquisition or construction or the fair market value (determined in good faith by one or more officers of the Company to whom authority to enter into the transaction has been delegated by the board of directors of the Company) of the property subject thereto;
(g) Liens resulting from extensions, renewals or replacements of Liens permitted by paragraphs (e) and (f), provided that (i) there is no increase in the principal amount or decrease in maturity of the Debt secured thereby at the time of such extension, renewal or replacement, (ii) any new Lien attaches only to the same property theretofore subject to such earlier Lien and (iii) immediately after such extension, renewal or replacement no Default or Event of Default would exist;
(h) Liens securing Debt of a Subsidiary owed to the Company or to a Wholly Owned Subsidiary;

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(i) Liens arising in connection with a Contract Purchase Facility or a Permitted Receivables Securitization Transaction on the assets transferred in connection therewith, including proceeds and cash;
(j) Liens on the properties or assets of any Foreign Subsidiary, whether now or hereafter acquired, securing Debt that is non-recourse to the Company or any Domestic Subsidiary; provided that the aggregate principal amount of Debt secured by all such Liens does not exceed $5,000,000 at any time;
(k) Liens securing Debt not otherwise permitted by paragraphs (a) through (i) above, provided that Priority Debt does not exceed 15% of Consolidated Total Assets (as of the end of the Company’s then most recently completed fiscal quarter) at any time; provided, further, that notwithstanding the foregoing, the Company will not, and will not permit any of its Subsidiaries to, secure any Debt outstanding under or pursuant to the Credit Agreement or the Term Loan Agreement pursuant to this Section 10.4(j) unless and until the Notes (and any guaranty delivered in connection therewith) shall be concurrently secured equally and ratably with such Debt pursuant to documentation reasonably acceptable to the Required Holders in substance and in form.

10.5.	Subsidiary Debt.
The Company will not at any time permit any Subsidiary (other than an Obligor), directly or indirectly, to create, incur, assume, guarantee, have outstanding, or otherwise become or remain directly or indirectly liable for, any Debt other than:
(a) Debt outstanding on the date hereof that is described on Schedule 10.5, and any replacement, renewal, refinancing or extension of any such Debt that (i) does not exceed the aggregate principal amount (plus accrued interest and any applicable premium and associated fees and expenses) of the Debt being replaced, renewed, refinanced or extended, (ii) does not have a Weighted Average Life to Maturity at the time of such replacement, renewal, refinancing or extension that is less than the Weighted Average Life to Maturity of the Debt being replaced, renewed, refinanced or extended and (iii) does not rank at the time of such replacement, renewal, refinancing or extension senior to the Debt being replaced, renewed, refinanced or extended;
(b) Debt owed to the Company or a Wholly Owned Subsidiary;
(c) Debt of any Subsidiary Guarantor;
(d) Debt of a Subsidiary outstanding at the time of its acquisition by the Company, provided that (i) such Debt was not incurred in contemplation of becoming a Subsidiary, and (ii) at the time of such acquisition and after giving effect thereto, no Default or Event of Default exists or would exist, and any replacement, renewal, refinancing or extension of any such Debt that (i) does not exceed the aggregate principal amount (plus accrued interest and any applicable premium and associated fees and expenses) of the Debt being replaced, renewed, refinanced or extended, (ii) does not have a Weighted Average Life to Maturity at the time of such replacement, renewal, refinancing or extension that is less than the Weighted Average Life to Maturity of the Debt being replaced, renewed, refinanced or extended and (iii) does not rank at the time of such replacement, renewal, refinancing or extension senior to the Debt being replaced, renewed, refinanced or extended;

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(e) Debt incurred by any Foreign Subsidiary, whether now or hereafter acquired, that is non-recourse to the Company or any Domestic Subsidiary; provided that the aggregate principal amount of such Debt does not exceed $5,000,000 at any time;

(f) Debt not otherwise permitted by the preceding clauses (a) through (e), provided that immediately before and after giving effect thereto and to the application of the proceeds thereof,
(i) no Default or Event of Default exists, and
(ii) Priority Debt does not exceed 15% of Consolidated Total Assets (as of the end of the Company’s then most recently completed fiscal quarter) at any time.

10.6.	Mergers, Consolidations, etc.
(a) The Company will not consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:
(i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease all or substantially all of the assets of the Company as an entirety, as the case may be, is a solvent corporation organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation (A) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (B) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and
(ii) immediately before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.
No such conveyance, transfer, sale or lease of all or substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.6 from its liability under this Agreement or the Notes.
(b) The Company will not permit any Subsidiary that is an Obligor to consolidate with or merge with any other Subsidiary that is not an Obligor (a “Non-Obligor Subsidiary”) if such Non-Obligor Subsidiary is the successor or survivor, or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Non-Obligor Subsidiary, unless:
(i) such Non-Obligor Subsidiary (A) is a solvent corporation organized and existing under the laws of the United States or any state thereof (including the District of Columbia), (B) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and

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observance of each covenant and condition of this Agreement and the Notes and (C) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and
(ii) immediately before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

10.7.	Sale of Assets.
Except as permitted by Section 10.6, the Company will not, and will not permit any Subsidiary to, make any Asset Disposition unless:
(a) in the good faith opinion of the Company, the Asset Disposition is in exchange for consideration having a fair market value at least equal to that of the property exchanged and is in the best interest of the Company or such Subsidiary;
(b) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist; and
(c) (A) for any Asset Disposition occurring during the period beginning on the Amendment Effective Date and continuing through March 23, 2017, (i) the aggregate Disposition Value of all Closing Date Property that is the subject of any Asset Disposition during a Company fiscal year, excluding the value of intangible assets allocated to such property, would not exceed 15% of Consolidated Total Tangible Assets as of the end of the preceding fiscal year, and (ii) the aggregate Disposition Value of all Subsequently Acquired Property subject to any Asset Disposition during a Company fiscal year would not exceed 15% of Consolidated Total Assets as of the end of the preceding fiscal year; provided, however, that notwithstanding when the Company directly or indirectly acquired the property, the Company shall not make Asset Dispositions during any fiscal year that result in aggregate Disposition Value, excluding the value of intangible assets allocated to such property, that exceeds 15% of Consolidated Total Tangible Assets as of the end of the preceding fiscal year and (B) for any Asset Disposition occurring on or after March 24, 2017, immediately after giving effect to the Asset Disposition, the Disposition Value of all property that was the subject of any Asset Disposition occurring in the then current fiscal year of the Company would not exceed 15% of Consolidated Total Assets as of the end of the then most recently completed fiscal year of the Company; and
If the Net Proceeds Amount for any Transfer is applied to a Debt Prepayment Application or a Property Reinvestment Application within 90 days before or 365 days after such Transfer, then such Transfer, only for the purpose of determining compliance with paragraph (c) of this Section 10.7 as of any date, shall be deemed not to be an Asset Disposition.

10.8.	Transactions with Affiliates.
The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

10.9.	Terrorism Sanctions Regulations.

The Obligors will not and will not permit any Controlled Entity to (a) become a Blocked Person or (b) have any investments in or engage in any dealings or transactions with any

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Blocked Person if such investments, dealings or transactions would cause any holder of a Note to be in violation of any laws or regulations that are applicable to such holder.

10.10 Material Acquisitions.

For the period commencing on the Amendment Effective Date through April 27, 2019, the Obligors will not, and will not permit any Subsidiary to consummate a Material Acquisition.

11.	EVENTS OF DEFAULT.
An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:
(a) the Obligors default in the payment of any principal, Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or
(b) the Obligors default in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or
(c) the Obligors default in the performance of or compliance with any term contained in Section 7.1(d) or in Sections 10.1 through 10.9; or
(d) the Obligors default in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default or (ii) the Company receiving written notice of such default from any holder of a Note; or
(e) any representation or warranty made in writing by or on behalf of the Obligors or by any officer of any Obligor in this Agreement or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or
(f) (i) any Obligor or any other Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or libor-breakage amount or interest on any Debt that is outstanding in an aggregate principal amount of at least the greater of $50,000,000 or 2% of Consolidated Total Assets beyond any period of grace provided with respect thereto, or (ii) any Obligor or any other Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt that is outstanding in an aggregate principal amount of at least the greater of $50,000,000 or 2% of Consolidated Total Assets or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or, in the case of defaults other than Disclosure Defaults, one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (A) any Obligor or any other Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least the greater of $50,000,000 or 2% of Consolidated Total Assets or (B) other than Disclosure Defaults, one or more Persons have the right to require any Obligor or any other Subsidiary so to purchase or repay such Debt; or

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(g) any Obligor or any other Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or
(h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by any Obligor or any other Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor or any other Subsidiary, or any such petition shall be filed against any Obligor or any other Subsidiary and such petition shall not be dismissed within 60 days; or
(i) a final judgment or judgments for the payment of money aggregating more than the greater of $50,000,000 or 2% of Consolidated Total Assets are rendered against one or more of the Obligors and any other Subsidiaries, which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or
(j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans determined in accordance with Title IV of ERISA, shall be greater than the greater of $50,000,000 or 2% of Consolidated Total Assets, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

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(k) any Subsidiary Guarantor defaults in the performance of or compliance with any term contained in the Subsidiary Guaranty or the Subsidiary Guaranty ceases to be in full force and effect as a result of acts taken by the Company or any Subsidiary Guarantor, except as provided in Section 22, or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by any of the Company or any Subsidiary Guarantor or any of them renounces any of the same or denies that it has any or further liability thereunder.
As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.	REMEDIES ON DEFAULT, ETC.

12.1.	Acceleration.
(a) If an Event of Default with respect to any Obligor described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.
(b) If any other Event of Default has occurred and is continuing, holders of at least 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Obligors, declare all the Notes then outstanding to be immediately due and payable.
(c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.
Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (w) all accrued and unpaid interest thereon and (x) any applicable Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Obligors acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Obligors (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Obligors in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

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12.2.	Other Remedies.
If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3.	Rescission.
At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of at least 51% in principal amount of the Notes then outstanding, by written notice to the Obligors, may rescind and annul any such declaration and its consequences if (a) the Obligors have paid all overdue interest on the Notes, all principal of and any Make-Whole Amount on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and any Make-Whole Amount and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.	No Waivers or Election of Remedies, Expenses, etc.
No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note or the Subsidiary Guaranty upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligors under Section 15, the Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1.	Registration of Notes.
The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner

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and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.	Transfer and Exchange of Notes.
Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Obligors shall execute and deliver within five Business Days, at the Obligors’ expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1(a), (b) or (c) as appropriate. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3.	Replacement of Notes.
Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and
(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another Institutional Investor holder of a Note with a minimum net worth of at least $50,000,000, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or
(b) in the case of mutilation, upon surrender and cancellation thereof, the Obligors at their own expense shall execute and deliver within five Business Days, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

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14.	PAYMENTS ON NOTES.

14.1.	Place of Payment.
Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York City at the principal office of JPMorgan Chase, NA in such jurisdiction. The Obligors may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2.	Home Office Payment.
So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Obligors will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Obligors will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.	EXPENSES, ETC.

15.1.	Transaction Expenses.
Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of any Obligor or any other Subsidiary or in connection with any work-out or restructuring of the transactions

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contemplated hereby and by the Notes, and (c) the costs and expenses not in excess of $3,000 incurred in connection with the initial filing of this Agreement and all related documents and financial information, and all subsequent annual and interim filings of documents and financial information related to this Agreement, with the Securities Valuation Office of the National Association of Insurance Commissioners or any successor organization succeeding to the authority thereof. The Obligors will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2.	Survival.
The obligations of the Obligors under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.
All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of any Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

17.	AMENDMENT AND WAIVER.

17.1.	Requirements.
This Agreement, the Notes and the Subsidiary Guaranty may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

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17.2.	Solicitation of Holders of Notes.
(a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.
(b) Payment. The Obligors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, or other credit support is concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.
(c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17 by a holder of Notes that has transferred or has agreed to transfer its Notes to any Obligor, any Subsidiary or any Affiliate of any Obligor and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

17.3.	Binding Effect, etc.
Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Obligors and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” or “the Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

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17.4.	Notes held by Obligors, etc.
Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Obligor or any of its Affiliates shall be deemed not to be outstanding.

18.	NOTICES.
All notices and communications provided for hereunder shall be in writing and sent (a) by facsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
(i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,
(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or
(iii) if to the Company or to the Obligors, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.
Notices under this Section 18 will be deemed given only when actually received.

19.	REPRODUCTION OF DOCUMENTS.
This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Obligors agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Obligors or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

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20.	CONFIDENTIAL INFORMATION.
For the purposes of this Section 20, “Confidential Information” means information delivered to you by or on behalf of any Obligor or any other Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of such Obligor or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by any Obligor or any other Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of any Obligor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Obligors in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Obligors embodying the provisions of this Section 20.
Notwithstanding anything to the contrary set forth herein or in any other written or oral understanding or agreement to which the parties hereto are parties or by which they are bound, the parties acknowledge and agree that (i) any obligations of confidentiality contained herein and therein do not apply and have not applied from the commencement of discussions between the parties to the tax treatment and tax structure of the Notes (and any related transactions or arrangements), and (ii) each party (and each of its employees, representatives, or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Notes and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure, all within the meaning of Treasury Regulations Section 1.6011-4.

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21.	SUBSTITUTION OF PURCHASER.
You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Obligors, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.	RELEASE OF OBLIGOR OR SUBSIDIARY GUARANTOR.
(a) Release Due to Asset Disposition. Each holder of a Note fully releases and discharges, immediately and without any further act, any Obligor, other than the Company, from its obligations under this Agreement and the Notes, or any Subsidiary Guarantor from the Subsidiary Guaranty, if such Obligor or Subsidiary Guarantor ceases to be a Subsidiary as a result of an Asset Disposition permitted by Section 10.7, provided that, at the time of such release and discharge, the Company delivers to each holder of Notes a certificate of a Responsible Officer certifying that such Obligor or Subsidiary Guarantor is being so released pursuant to this Section 22(a) and setting forth the facts and calculations necessary to establish compliance with Section 10.7.
(b) Release Due to Release Under Loan Agreements. Each holder of a Note fully releases and discharges, immediately and without any further act, any Obligor, other than the Company, from its obligations under this Agreement and the Notes, or any Subsidiary Guarantor from the Subsidiary Guaranty at such time as the banks party to all Loan Agreements to which such Obligor or Subsidiary Guarantor is a party release and discharge such Subsidiary Guarantor from any Guaranties thereunder or as a borrower thereunder; provided that,
(i) no Default or Event of Default exists or will exist immediately following such release and discharge of such Obligor or Subsidiary Guarantor;
(ii) if any fee or other consideration is paid or given to any holder of Debt under any Loan Agreement in connection with such release and discharge of an Obligor or Subsidiary Guarantor, other than the repayment of all or a portion

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of such Debt under any applicable Loan Agreement, each holder of a Note receives equivalent consideration on a pro rata basis; and
(iii) at the time of such release and discharge, the Company delivers to each holder of Notes a certificate of a Responsible Officer certifying (x) that such Obligor or Subsidiary Guarantor has been or is being released and discharged as guarantor or borrower under and in respect of all applicable Loan Agreements and (y) as to the matters set forth in clauses (i) and (ii).

23.	MISCELLANEOUS.

23.1.	Successors and Assigns.
All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

23.2.	Payments Due on Non-Business Days.
Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.3 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

23.3.	Accounting Terms.
(a) All accounting terms used herein that are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.
(b) For purposes of determining compliance with the financial covenants contained in this Agreement, any election by the Company to measure any financial liability using fair value (as permitted by Accounting Standard Codification Topic No. 825-10-25 – Fair Value Option or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.
(c) Notwithstanding the foregoing, if the Company notifies the holders of Notes that, in the Company’s reasonable opinion, or if the Required Holders notify the Company that, in the Required Holders’ reasonable opinion, as a result of a change in

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GAAP after the date of this Agreement, any covenant contained in Sections 10.1 through 10.5 and Section 10.7, or any of the defined terms used therein no longer apply as intended such that such covenants are materially more or less restrictive to the Company than as at the date of this Agreement, the Company shall negotiate in good faith with the holders of Notes to make any necessary adjustments to such covenant or defined term to provide the holders of the Notes with substantially the same protection as such covenant provided prior to the relevant change in GAAP. Until the Company and the Required Holders so agree to reset, amend or establish alternative covenants or defined terms, (i) the covenants contained in Sections 10.1 through 10.5 and Section 10.7, together with the relevant defined terms, shall continue to apply and compliance therewith shall be determined on the basis of GAAP in effect at the date of this Agreement and (ii) each set of financial statements delivered to holders of Notes pursuant to Section 7.1(a) or (b) during such time shall include detailed reconciliations reasonably satisfactory to the Required Holders as to the effect of such change in GAAP.

23.4.	Severability.
Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

23.5.	Construction.
Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

23.6.	Counterparts.
This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

23.7.	Governing Law; Submission to Jurisdiction.
This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.
Each Obligor irrevocably submits to the jurisdiction of the courts of the State of New York and of the courts of the United States of America having jurisdiction in the State of

44

New York for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Agreement or the Notes. Each Obligor consents to process being served in any suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of such Obligor specified in or designated pursuant to this Agreement. Each Obligor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such Obligor.
Remainder of page intentionally left blank.

45

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Obligors.

 Conformed copy of agreement does not contain signatures as signatories only sign individual amendments.

S-1

SCHEDULE A
INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
		$1,000,000	$7,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JPMorgan Chase Bank
New York, NY
ABA No.:
Account Name:
Account No.:
Each such wire transfer shall set forth the name of the Company, a reference to “[    ]% Senior Notes due [        ], Security No. INV10994, PPN [        ]” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:
The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attention: Manager, Billings and Collections
Recipient of telephonic prepayment notices:
Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (888) 889-3832

Schedule A

(3)	Address for all other communications and notices:
The Prudential Insurance Company of America
c/o Prudential Capital Group
Two Prudential Plaza
180 N. Stetson Avenue
Suite 5600
Chicago, IL 60601
Attention: Managing Director, Corporate Finance

(4)	Address for delivery of Notes:
Prudential Capital Group
Two Prudential Plaza
180 N. Stetson Avenue
Suite 5600
Chicago, IL 60601
Attention: Christina Miller
Telephone: (312) 540-4207

(5)	Tax ID: 22-1211670

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
GIBRALTAR LIFE INSURANCE CO., LTD.

$15,000,000

(1)	All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
JPMorgan Chase Bank
New York, NY
ABA No.:
Account Name:
Account No.:
Each such wire transfer shall set forth the name of the Company, a reference to “3.59% Senior Notes due 8 December 2021, Security No. INV10994, PPN 70342@AE8” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
JPMorgan Chase Bank
New York, NY
ABA No. 021-000-021
Account No. 304695548
Account Name: Prudential International Insurance Service
Company – Gibraltar
Each such wire transfer shall set forth the name of the Company, a reference to “3.59% Senior Notes due 8 December 2021, Security No. INV10994, PPN 70342@AE8” and the due date and application (e.g., type of fee) of the payment being made.

(2)	Address for all notices relating to payments:
The Gibraltar Life Insurance Co., Ltd.
2-13-10, Nagatacho
Chiyoda-ku, Tokyo 100-8953, Japan
E-mail: Mizuho.Matsumoto@gib-life.co.jp
Attention: Mizuho Matsumoto, Vice President of Investment, Operations Team

(3)	Address for all other communications and notices:
Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
Two Prudential Plaza
180 N. Stetson Avenue
Suite 5600
Chicago, IL 60601
Attention: Managing Director, Corporate Finance

(4)	Address for delivery of Notes:
Prudential Capital Group
Two Prudential Plaza
180 N. Stetson Avenue
Suite 5600
Chicago, IL 60601
Attention: Christina Miller
Telephone: (312) 540-4207

(5)	Tax ID: 98-0408643

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
$3,950,000

(1)	All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
JPMorgan Chase Bank
New York, NY
ABA No.:
Account Name:
Account No.
Each such wire transfer shall set forth the name of the Company, a reference to “3.59% Senior Notes due 8 December 2021, PPN 70342@AE8” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:
Prudential Retirement Insurance and Annuity Company
c/o Prudential Investment Management, Inc.
Private Placement Trade Management
PRIAC Administration
Gateway Center Four, 7th Floor
100 Mulberry Street
Newark, NJ 07102
Telephone: (973) 802-8107
Facsimile: (888) 889-3832

(3)	Address for all other communications and notices:
Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
Two Prudential Plaza
180 N. Stetson Avenue
Suite 5600
Chicago, IL 60601
Attention: Managing Director, Corporate Finance

(4)	Address for delivery of Notes:
Prudential Capital Group
Two Prudential Plaza
180 N. Stetson Avenue
Suite 5600
Chicago, IL 60601
Attention: Christina Miller
Telephone: (312) 540-4207

(5)	Tax ID: 06-1050034

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
MEDICA HEALTH PLANS

$2,500,000

(1)	All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
Mellon Trust of New England
ABA No.:
Account No.:
Attention: MBS Income CC:
For:
Each such wire transfer shall set forth the name of the Company, a reference to “3.59% Senior Notes due 8 December 2021, PPN 70342@AE8” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for notices:
Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
Two Prudential Plaza
180 N. Stetson Avenue
Suite 5600
Chicago, IL 60601
Attention: Managing Director, Corporate Finance

(3)	Address for delivery of Notes:

(a)	Send physical security by nationwide overnight delivery service to:
Bank of New York Mellon Securities Trust Company
1 Wall Street, 3rd Floor, Window C
New York, NY 10286
Attention: Mike Visone
Please include in the cover letter accompanying the
Notes a reference to the Purchaser’s account number
(Medica Health Systems; Account Number:
AHHF5002082).

(b)	Send copy by nationwide overnight delivery service to:
Prudential Capital Group
Gateway Center 4
100 Mulberry, 7th Floor
Newark, NJ 07102
Attention: Trade Management, Manager

(5)	Tax ID: 41-1242261

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
FARMERS NEW WORLD LIFE INSURANCE COMPANY
$9,550,000

(1)	All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
JPMorgan Chase Bank
New York, NY
ABA No.:
Account No.:
Account Name:
For further credit to Account
Each such wire transfer shall set forth the name of the Company, a reference to “3.59% Senior Notes due 8 December 2021, PPN 70342@AE8” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All notices of payment and written confirmations of such wire transfers:
Jim DeNicholas - Director, Investment Operations/Accounting
and
Laszlo Heredy - Vice President & Chief Investment Officer
Farmers Insurance Company
4680 Wilshire Blvd., 4th Floor
Los Angeles, CA 90010
Joann Bronson - Director, Investments & Separate Accounts
and
Oscar Tengtio - Vice President & Chief Financial Officer
Farmers New World Life Insurance Company
3003 77th Avenue Southeast, 5th Floor
Mercer Island, WA 98040-2837

(3)	All other notices and communications:
Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
Two Prudential Plaza
180 N. Stetson Avenue
Suite 5600
Chicago, IL 60601
Attention: Managing Director, Corporate Finance

(4)	Address for delivery of Notes:
(a) by overnight delivery:
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attention: Physical Receive Department
Brian Cavanaugh
Telephone: (718) 242-0264
Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (“P58834 – Farmers New World Life Private Placement”) and CUSIP information.
(b) Send copy by nationwide overnight delivery service to:
Prudential Capital Group
Gateway Center 4
100 Mulberry, 7th Floor
Newark, NJ 07102
Attention: Trade Management, Manager
Telephone: (973) 367-3141

(5)	Tax ID: 91-0335750

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
PRUCO LIFE INSURANCE COMPANY

$4,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JPMorgan Chase Bank
New York, NY
ABA No.:
Account No.:
Account Name:
Each such wire transfer shall set forth the name of the Company, a reference to “3.74% Senior Notes due 8 December 2023, Security No. INV10994, PPN 70342@ AF5” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:
Pruco Life Insurance Company
c/o The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attention: Manager, Billings and Collections
Recipient of telephonic prepayment notices:
Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(3)	Address for all other communications and notices:
Pruco Life Insurance Company
c/o Prudential Capital Group
Two Prudential Plaza
180 N. Stetson Avenue
Suite 5600
Chicago, IL 60601
Attention: Managing Director, Corporate Finance

(4)	Address for delivery of Notes:
Prudential Capital Group
Two Prudential Plaza
180 N. Stetson Avenue
Suite 5600
Chicago, IL 60601
Attention: Christina Miller
Telephone: (312) 540-4207

(5)	Tax ID: 22-1944557

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
$1,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JPMorgan Chase Bank
New York, NY
ABA No.:
Account Name: Prudential Annuities Life Assurance Corporation
Account No.:
Each such wire transfer shall set forth the name of the Company, a reference to “3.74% Senior Notes due 8 December 2023, Security No. INV10994, PPN 70342@ AF5” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:
Prudential Annuities Life Assurance Corporation
c/o The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attention: Manager, Billings and Collections
Recipient of telephonic prepayment notices:
Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(3)	Address for all other communications and notices:
Prudential Annuities Life Assurance Corporation
c/o Prudential Capital Group
Two Prudential Plaza
180 N. Stetson Avenue
Suite 5600
Chicago, IL 60601
Attention: Managing Director, Corporate Finance

(4)	Address for delivery of Notes:
Prudential Capital Group
Two Prudential Plaza
180 N. Stetson Avenue
Suite 5600
Chicago, IL 60601
Attention: Christina Miller
Telephone: (312) 540-4207

(5)	Tax ID: 06-1241288

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
MTL INSURANCE COMPANY

$3,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
The Northern Trust Company
ABA #
Credit Wire Account #
FFC:
Each such wire transfer shall set forth the name of the Company, a reference to “3.74% Senior Notes due 8 December 2023, PPN 70342@ AF5” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:
MTL Insurance Company
1200 Jorie Blvd.
Oak Brook, IL 60522-9060
Attention: Margaret Culkeen

(3)	Address for all other communications and notices:
Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
Two Prudential Plaza
180 N. Stetson Avenue
Suite 5600
Chicago, IL 60601
Attention: Managing Director, Corporate Finance

(4)	Address for delivery of Notes:
The Northern Trust Company of New York
Harborside Financial Center 10, Suite 1401
3 Second Street
Northern Acct. # 26-32065 / Acct. Name: MTL
Insurance Company - Prudential
Jersey City, NJ 07311
Attn: Jose Mero & Rubie Vega
Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (MTL Insurance Company-Prudential; Account Number: 26-32065).
Send copy by nationwide overnight delivery service to:
Prudential Capital Group
Gateway Center 4
100 Mulberry, 7th Floor
Newark, NJ 07102
Attention: Trade Management, Manager
Telephone: (973) 367-3141

(5)	Tax ID: 36-1516780

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
HARTFORD LIFE INSURANCE COMPANY

$5,000,000
$5,000,000
$5,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JP Morgan Chase
4 New York Plaza
New York, New York 10004
Bank ABA No.
Chase NYC/Cust
A/C
Attn: Bond Interest/Principal – PATTERSON COMPANIES INC., 2.95% Due December 8, 2018
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices of payments and written confirmations of wire transfers:
Hartford Investment Management Company
c/o Portfolio Support
P.O. Box 1744
Hartford, CT 06144-1744

(3)	All other communications:
Hartford Investment Management Company
c/o Investment Department-Private Placements
P.O. Box 1744
Hartford, CT 06144-1744

(4)	Electronic communications:
dawn.crunden@himco.com
and
PrivatePlacements.Himco@Himco.com

(5)	Address for delivery of Notes:
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
Custody Account Number: G06612-HVA-B must appear on outside of envelope

(6)	Tax ID: 06-0974148

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

$5,000,000
$5,000,000
$5,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JP Morgan Chase
4 New York Plaza
New York, New York 10004
Bank ABA No.
Chase NYC/Cust
A/C
Attn: Bond Interest/Principal – PATTERSON COMPANIES INC., 2.95% Due December 8, 2018
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices of payments and written confirmations of wire transfers:
Hartford Investment Management Company
c/o Portfolio Support
P.O. Box 1744
Hartford, CT 06144-1744

(3)	All other communications:
Hartford Investment Management Company
c/o Investment Department-Private Placements
P.O. Box 1744
Hartford, CT 06144-1744

(4)	Electronic communications:
dawn.crunden@himco.com
and
PrivatePlacements.Himco@Himco.com

(5)	Address for delivery of Notes:
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
Custody Account Number: G06583-ILA-B must appear on outside of envelope

(6)	Tax ID: 39-1052598

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
NEW YORK LIFE INSURANCE COMPANY

		$4,200,000	$8,400,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JPMorgan Chase Bank
New York, New York 10019
ABA No.
Credit:
General Account No.
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	For notice of payments, written confirmations of such wire transfers and any audit confirmation:
New York Life Insurance Company
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603

Attention:	Securities Operations
Private Group
2nd Floor
Fax #: 908-840-3385
with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com
Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(3)	All other communications:
New York Life Insurance Company
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010

Attention:	Fixed Income Investors Group
Private Finance
2nd Floor
Fax #: (212) 447-4122
with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com
and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

(4)	Address for delivery of Notes:
New York Life Investment Management LLC
51 Madison Avenue, Room 1016M
New York, NY 10010
Attn: Rebecca Strutton, Director and
Associate General Counsel
Phone: (212) 576-4825

(5)	Tax ID: 13-5582869

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

		$5,100,000	$10,200,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JPMorgan Chase Bank
New York, New York
ABA No.
Credit:
General Account No.
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	For notice of payments, written confirmations of such wire transfers and any audit confirmation:
New York Life Insurance and Annuity Corporation
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603

Attention:	Securities Operation
Private Group
2nd Floor
Fax #: 908-840-3385
with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com
Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(3)	All other communications:
New York Life Insurance and Annuity Corporation
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010

Attention:	Fixed Income Investors Group
Private Finance
2nd Floor
Fax #: (212) 447-4122
with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com
and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

(4)	Address for delivery of Notes:
New York Life Investment Management LLC
51 Madison Avenue, Room 1016M
New York, NY 10010
Attn: Rebecca Strutton, Director and Associate General Counsel
Phone: (212) 576-4825

(5)	Tax ID: 13-3044743

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT
		$600,000	$1,200,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JPMorgan Chase Bank
New York, New York
ABA No.
Credit:
General Account No.
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	For notice of payments, written confirmations of such wire transfers and any audit confirmation:
New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603

Attention:	Securities Operation
Private Group
2nd Floor
Fax #: 908-840-3385
with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com
Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(3)	All other communications:
New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010

Attention:	Fixed Income Investors Group
Private Finance
2nd Floor
Fax #: (212) 447-4122
with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com
and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

(4)	Address for delivery of Notes:
New York Life Investment Management LLC
51 Madison Avenue, Room 1016M
New York, NY 10010
Attn: Rebecca Strutton, Director and
Associate General Counsel
Phone: (212) 576-4825

(5)	Tax ID:13-3044743

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT
		$100,000	$200,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JPMorgan Chase Bank
New York, New York
ABA No.
Credit:
General Account No.
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	For notice of payments, written confirmations of such wire transfers and any audit confirmation:
New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603

Attention:	Securities Operation
Private Group
2nd Floor
Fax #: 908-840-3385
with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com
Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(3)	All other communications:
New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010

Attention:	Fixed Income Investors Group
Private Finance
2nd Floor
Fax #: (212) 447-4122
with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com
and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

(4)	Address for delivery of Notes:
New York Life Investment Management LLC
51 Madison Avenue, Room 1016M
New York, NY 10010
Attn: Rebecca Strutton, Director and
Associate General Counsel
Phone: (212) 576-4825

(5)	Tax ID: 13-3044743

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
PRINCIPAL LIFE INSURANCE COMPANY

$500,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Citibank, N.A.
ABA#
Acct#
For further credit to acct#
For credit to Principal Life Insurance Company

Attn: (cusip number 70342@ AE8– Patterson Companies, Inc.)
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices and communications:
Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street, G-26
Des Moines, IA 50392-0800
and via Email: Privateplacements2@exchange.principal.com
With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:
Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

(3)	Address for delivery of Notes:
Principal Global Investors, LLC
711 High Street, G-34
Des Moines, Iowa 50392-0301
Attn.: Sally D. Sorensen

(4)	Tax ID: 42-0127290

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
SYMETRA LIFE INSURANCE COMPANY
$3,750,000
Register in the name of: Cudd & Co.

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
ABA No.:
JPMorgan Chase
For Acct: Funds Clearance
Account:
Attn: (cusip number 70342@ AE8– Patterson Companies, Inc.)
Symetra Life Universal Life #P63874
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices and communications:
Symetra Life Insurance Company
Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street, G-26
Des Moines, IA 50392-0800
and via Email: Privateplacements2@exchange.principal.com
With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:
Symetra Life Insurance Company
c/o Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

(3)	Address for delivery of Notes:
Michael J. Persechino
White Mountains Advisors, LLC
200 Hubbard Road
Guilford, CT 06437
203-458-5872 ph
203-458-0754 fax

(4)	Tax ID: 91-0742147

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
PRINCIPAL LIFE INSURANCE COMPANY ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS
$1,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
ABA No.:
Wells Fargo Bank, N.A.
San Francisco, CA
For credit to Principal Life Insurance Company-Montefiore GSA
Account No.:

Attn: (cusip number 70342@ AE8– Patterson Companies, Inc.)
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices and communications:
Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street, G-26
Des Moines, IA 50392-0800
and via Email: Privateplacements2@exchange.principal.com
With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:
Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

(3)	Address for delivery of Notes:
Principal Global Investors, LLC
711 High Street, G-34
Des Moines, Iowa 50392-0301
Attn.: Sally D. Sorensen

(4)	Tax ID: 42-0127290

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
PRINCIPAL LIFE INSURANCE COMPANY
$7,500,000
$1,250,000
$1,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
ABA No.:
Wells Fargo Bank, N.A.
San Francisco, CA
For credit to Principal Life Insurance Company
Account No.:

Attn: (cusip number 70342@ AE8– Patterson Companies, Inc.)
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices and communications:
Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street, G-26
Des Moines, IA 50392-0800
and via Email: Privateplacements2@exchange.principal.com
With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:
Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

(3)	Address for delivery of Notes:
Principal Global Investors, LLC
711 High Street, G-34
Des Moines, Iowa 50392-0301
Attn.: Sally D. Sorensen

(4)	Tax ID: 42-0127290

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
SYMETRA LIFE INSURANCE COMPANY
$3,000,000
Register in the name of: Cudd & Co.

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
ABA No.:
JPMorgan Chase Bank
FFC:
Attn: (cusip number 70342@ AE8– Patterson Companies, Inc.)
White Mountain Symetra Life Indexed Annuity # P70648
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices and communications:
Symetra Life Insurance Company
Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street, G-26
Des Moines, IA 50392-0800
and via Email: Privateplacements2@exchange.principal.com
With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:
Symetra Life Insurance Company
c/o Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

(3)	Address for delivery of Notes:
Michael J. Persechino
White Mountains Advisors, LLC
200 Hubbard Road
Guilford, CT 06437
203-458-5872 ph
203-458-0754 fax

(4)	Tax ID: 91-1367496

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
SYMETRA LIFE INSURANCE COMPANY
$12,000,000
Register in the name of: Cudd & Co.

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
ABA No.:
JPMorgan Chase Bank
For Acct: Funds Clearance
Account:
Attn: (cusip number 70342@ AE8– Patterson Companies, Inc.)
Symetra Life LMT Mat Fnd Agree -#P64472
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:
Symetra Life Insurance Company
Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street, G-26
Des Moines, IA 50392-0800
and via Email: Privateplacements2@exchange.principal.com
With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:
Symetra Life Insurance Company
c/o Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

(3)	Address for delivery of Notes:
Michael J. Persechino
White Mountains Advisors, LLC
200 Hubbard Road
Guilford, CT 06437
203-458-5872 ph
203-458-0754 fax

(4)	Tax ID: 91-0742147

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
AXA EQUITABLE LIFE INSURANCE COMPANY
$5,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
The Chase Manhattan Bank, N.A.
Account (s): AXA Equitable Life Insurance Company
4 Chase Metrotech Center
Brooklyn, New York 11245
ABA No.:
Bank Account:
Custody Account: G05476
Face Amount of $5,000,000.00
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices of payments and written confirmations of wire transfers should be sent to:
AXA Equitable Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the America
37th Floor
New York, New York 10105
Attention: Cosmo Valente (Telephone #: (212) 969-6384)

(3)	All other communications to:
AXA Equitable Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the Americas, 37th Floor
New York, NY 10105
Attention: Monique Meany
AllianceBernstein LP
Telephone #: (212) 823-2758

(4)	Address for delivery of Notes:
AXA Equitable Life Insurance Company
1290 Avenue of the Americas, 12th Floor
New York, New York 10104
Attention: Neville Hemmings
Telephone Number: (212) 314-4103

(5)	Tax ID: 13-557-0651

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
AXA EQUITABLE LIFE INSURANCE COMPANY
$10,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
The Chase Manhattan Bank, N.A.
Account (s): AXA Equitable Life Insurance Company
4 Chase Metrotech Center
Brooklyn, New York 11245
ABA No.:
Bank Account:
Custody Account: G04657
Face Amount of $10,000,000.00
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices of payments and written confirmations of wire transfers should be sent to:
AXA Equitable Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the America
37th Floor
New York, New York 10105
Attention: Cosmo Valente (Telephone #: (212) 969-6384)

(3)	All other communications to:
AXA Equitable Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the Americas, 37th Floor
New York, NY 10105
Attention: Monique Meany
AllianceBernstein LP
Telephone #: (212) 823-2758

(4)	Address for delivery of Notes:
AXA Equitable Life Insurance Company
1290 Avenue of the Americas, 12th Floor
New York, New York 10104
Attention: Neville Hemmings
Telephone Number: (212) 314-4103

(5)	Tax ID: 13-557-0651

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
AXA EQUITABLE LIFE INSURANCE COMPANY
$4,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
The Chase Manhattan Bank, N.A.
Account (s): AXA Equitable Life Insurance Company
4 Chase Metrotech Center
Brooklyn, New York 11245
ABA No.:
Bank Account:
Custody Account: G07126
Face Amount of $4,000,000.00
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices of payments and written confirmations of wire transfers should be sent to:
AXA Equitable Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the America
37th Floor
New York, New York 10105
Attention: Cosmo Valente (Telephone #: (212) 969-6384)

(3)	All other communications to:
AXA Equitable Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the Americas, 37th Floor
New York, NY 10105
Attention: Monique Meany
AllianceBernstein LP
Telephone #: (212) 823-2758

(4)	Address for delivery of Notes:
AXA Equitable Life Insurance Company
1290 Avenue of the Americas, 12th Floor
New York, New York 10104
Attention: Neville Hemmings
Telephone Number: (212) 314-4103

(5)	Tax ID: 13-557-0651

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
MONY LIFE INSURANCE COMPANY

$5,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JP Morgan/Chase
ABA No.:
For credit to MONY Closed Block
Account Number:
A/C: MONY Closed Block – G 52963
Face Amount of $5,000,000.00
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices of payments and written confirmations of wire transfers should be sent to:
MONY Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the America
37th Floor
New York, New York 10105
Attention: Mike Maher
Telephone #: (212) 823-2873
Fax: (212) 969-6298

(3)	All other communications to:
MONY Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the Americas, 37th Floor
New York, NY 10105
Attention: Monique Meany
AllianceBernstein LP
Telephone #: (212) 823-2758

(4)	Address for delivery of Notes:
MONY Life Insurance Company
c/o AXA/Equitable Life Insurance Company
1290 Avenue of the Americas, 12th Floor
New York, New York 10104
Attention: Neville Hemmings
Law Department
Telephone Number: (212) 314-4103

(5)	Tax ID: 13-1632487

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
STATE FARM LIFE INSURANCE COMPANY

	$8,000,000	$14,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

JPMorganChase
ABA#
Attn:	SSG Private Income Processing
A/C#

For further credit to:	State Farm Life Insurance Company Custody Account # G06893

RE:
(i) Patterson Companies, Inc., 2.95% Senior Notes Series A, due December 10, 2018
PPN #: 70342@ AD0
Maturity Date: December 10, 2018

(ii) Patterson Companies, Inc., 3.59% Senior Notes Series B, due December 8, 2021
PPN #: 70342@ AE8
Maturity Date: December 8, 2021

(2)	Send confirms to:
State Farm Life Insurance Company
Investment Accounting Dept. D-3
One State Farm Plaza
Bloomington, IL 61710

(3)	Send notices, financial statements, officer’s certificates and other correspondence to:
State Farm Life Insurance Company
Investment Dept. E-8
One State Farm Plaza
Bloomington, IL 61710

(4)	Electronic Notices:
privateplacements@statefarm.com

(5)	Address for delivery of Notes:
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center
3rd Floor
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
Account: G06893

(6)	Tax ID: 37-0533090

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
$1,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

JPMorganChase
ABA#
Attn:	SSG Private Income Processing
A/C#

For further credit to:	State Farm Life and Accident Assurance Company Custody Account # G06895

RE:
Patterson Companies, Inc., 3.59% Senior Notes Series B, due December 8, 2021
PPN #: 70342@ AE8
Maturity Date: December 8, 2021

(2)	Send confirms to:
State Farm Life and Accident Assurance Company
Investment Accounting Dept. D-3
One State Farm Plaza
Bloomington, IL 61710

(3)	Send notices, financial statements, officer’s certificates and other correspondence to:
State Farm Life and Accident Assurance Company
Investment Dept. E-8
One State Farm Plaza
Bloomington, IL 61710

(4)	Electronic Notices:
privateplacements@statefarm.com

(5)	Address for delivery of Notes:
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center
3rd Floor
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
Account: G06895

(6)	Tax ID: 37-0805091

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
AVIVA LIFE AND ANNUITY COMPANY

$22,000,000
Registered in the name of: HARE & CO.

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
The Bank of New York
New York, NY
ABA #
Credit A/C#
A/C Name:
Custody Account Name:
Custody Account Number:
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices and communications:
Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
Attn: Private Fixed Income Dept.
215 10th Street, Suite 1000
Des Moines, IA 50309
privateplacements@avivainvestors.com

(3)	Address for delivery of Notes:
The Bank of New York
One Wall Street, 3rd Floor
Window A
New York, NY 10286
FAO: Aviva Life and Annuity Co-Annuity, A/C
#010048

(4)	Tax ID: 42-0175020 (Aviva Life and Annuity Company)
13-6062916 (HARE & CO.)

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
$17,300,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
MassMutual Co-Owned Account
Citibank
New York, New York
ABA #
Acct #
RE: Description of security, cusip, principal and interest split
With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	For notices on payments:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 200
PO Box 15189
Springfield, MA 01115-5189
Attention: Securities Custody and Collection Department

(3)	For general communications and notices:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street – Suite 2200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division

(4)	Electronic delivery of financials and other information:
privateplacements@babsoncapital.com

(5)	Address for delivery of Notes:
Andrew Gould
Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115-5189
Telephone: 413-226-0537
Facsimile: 413-226-3537
E-mail: agould@babsoncapital.com

(6)	Tax ID: 04-1590850

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
C.M. LIFE INSURANCE COMPANY

$1,450,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
MassMutual Co-Owned AccountCitibank
New York, New York
ABA #
Acct #
RE: Description of security, cusip, principal and interest split
With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	For notices on payments:
C.M. Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 200
PO Box 15189
Springfield, MA 01115-5189
Attention: Securities Custody and Collection Department

(3)	For general communications and notices:
C.M. Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street – Suite 2200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division

(4)	Electronic delivery of financials and other information:
privateplacements@babsoncapital.com

(5)	Address for delivery of Notes:
Andrew Gould
Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115-5189
Telephone: 413-226-0537
Facsimile: 413-226-3537
E-mail: agould@babsoncapital.com

(6)	Tax ID: 06-1041383

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
MASSMUTUAL ASIA LIMITED

$1,250,000
Registered in the name of: Gerlach & Co.

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Gerlach & Co.
c/o Citibank, N.A.
ABA Number
Concentration Account
Attn: Judy Rock
FFC:
Name of Security/CUSIP Number
With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	For notices on payments:
C.M. Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 200
PO Box 15189
Springfield, MA 01115-5189
Attention: Securities Custody and Collection Department

(3)	For general communications and notices:
MassMutual Asia Limited
c/o Babson Capital Management LLC
1500 Main Street – Suite 2200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division

(4)	For corporate action notification:
Citigroup Global Securities Services
Attn: Corporate Action Dept
3800 Citibank Center Tampa
Building B Floor 3
Tampa, FL 33610-9122

(5)	Electronic delivery of financials and other information:
privateplacements@babsoncapital.com

(6)	Address for delivery of Notes:
Citibank NA
399 Park Avenue
Level B Vault
New York, NY 10022
Acct. #849195

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
$20,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
US Bank
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA
For the account of:

Account No.
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices of payments and written confirmations of such wire transfers:
The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Investment Operations
Email: privates@northwesternmutual.com

(3)	All other communications:
The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Securities Department
Email: privateinvest@northwesternmutual.com

(4)	Address for delivery of Notes:
The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Abim Kolawole

(5)	Tax ID: 39-0509570

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
UNITED OF OMAHA LIFE INSURANCE COMPANY
	$6,500,000		$7,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA
Private Income Processing
For credit to:
United of Omaha Life Insurance Company
Account #
a/c:
Cusip/PPN:
Interest Amount:
Principal Amount:

(2)	Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:
JPMorgan Chase Bank
14201 Dallas Parkway - 13th Floor
Dallas, TX 75254-2917
Attn: Income Processing
a/c: G07097

(3)	Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture):
4 - Investment Accounting
United of Omaha Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175-1011

(4)	Address for delivery of Notes:
JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attention: Physical Receive Department
Account # G07097

(5)	Tax ID: 47-0322111

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
UNITED WORLD LIFE INSURANCE COMPANY
$1,500,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA #
Private Income Processing
For credit to:
United World Life Insurance Company
Account #
a/c:
Cusip/PPN:
Interest Amount:
Principal Amount:

(2)	Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:
JPMorgan Chase Bank
14201 Dallas Parkway - 13th Floor
Dallas, TX 75254-2917
Attn: Income Processing
a/c: G07098

(3)	Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture):
4 - Investment Accounting
United World Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175-1011

(4)	Address for delivery of Notes:
JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attention: Physical Receive Department
Account # G07098

(5)	Tax ID: 75-6010770

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
JACKSON NATIONAL LIFE INSURANCE COMPANY
		$4,000,000	$7,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
The Bank of New York
ABA #
BNF Account #:
FBO:
Ref: CUSIP / PPN, Description, and Breakdown (P&I)
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	Payment notices should be sent to:
Jackson National Life Insurance Company
C/O The Bank of New York
Attn: P&I Department
P. O. Box 19266
Newark, New Jersey 07195
Phone: (718) 315-3035, Fax: (718) 315-3076

(3)	Financial Information should be sent to:
PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL 60606-1228
Attn: Private Placements – Curtis Spillers
Phone: (312) 634-1227, Fax: (312) 634-0054
and to:
Jackson National Life Insurance Company
One Corporate Way
Lansing, MI 48951
Attn: Investment Accounting – Mark Stewart
Phone: (517) 367-3190, Fax: (517) 706-5503

(4)	Copies of certificates, notices, waivers, amendments and consents should be sent to:
PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL 60606-1228
Attn: Private Placements – Curtis Spillers
Phone: (312) 634-1227, Fax: (312) 634-0054
and to:
PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL 60606-1228
Attn: Craig Close
Phone: (312) 634-2502, Fax: (312) 634-0906

(5)	Address for delivery of Notes:
The Bank of New York
Special Processing – Window A
One Wall Street, 3rd Floor
New York, NY 10286
Ref: JNL – JNL ELI, A/C # 187242
With copies to:
PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL 60606-1228
Attn: Private Placements – Curtis Spillers
Phone: (312) 634-1227, Fax: (312) 634-0054
and to:
PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL 60606-1228
Attn: Craig Close
Phone: (312) 634-2502
Fax: (312) 634-0906

(6)	Tax ID: 38-1659835

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
$4,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
The Bank of New York
ABA
BNF Account #:
FBO:
Ref: CUSIP / PPN, Description, and Breakdown (P&I)
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	Original documents and copies of notes and certificates, notices, waivers, amendments and consents should be sent to:
PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL 60606-1228
Attn: Private Placements – Curtis Spillers
Phone: (312) 634-1227, Fax: (312) 634-0054
and to:
PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL 60606-1228
Attn: Craig Close
Phone: (312) 634-2502, Fax: (312) 634-0906

(3)	Financial Information should be sent to:
PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL 60606-1228
Attn: Private Placements – Curtis Spillers
Phone: (312) 634-1227, Fax: (312) 634-0054
and to:
Jackson National Life Insurance Company of New York
One Corporate Way
Lansing, MI 48951
Attn: Investment Accounting – Mark Stewart
Phone: (517) 367-3190, Fax: (517) 706-5503

(4)	Payment notices should be sent to:
Jackson National Life Insurance Company of New York
C/O The Bank of New York
Attn: P&I Department
P. O. Box 19266
Newark, New Jersey 07195
Phone: (718) 315-3035, Fax: (718) 315-3076

(5)	Address for delivery of Notes:
The Bank of New York
Special Processing – Window A
One Wall Street, 3rd Floor
New York, NY 10286
Ref: JNL – JNLNY Gen. Account, A/C # 187271

(6)	Tax ID: 13-3873709

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
GENWORTH LIFE INSURANCE COMPANY

$5,000,000
Register in the name of: HARE & CO.

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
The Bank of New York
ABA #:
Account #:
SWIFT Code:
Acct Name:
Attn: PP P&I Department
Reference: GLIC / LISPBG CUSIP/PPN & Security Description, and Identify Principal & Interest Amounts
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	Notices with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees should be sent to:
Genworth Financial, Inc.
Account: Genworth Life Insurance Company
3001 Summer Street, 2nd Floor
Stamford, CT 06905
Attn: Private Placements
Telephone No: (203)708-3300
Fax No: (203)708-3308
With copies to:
treasppbkoffice@genworth.com
AND
The Bank of New York
Income Collection Department
P.O. Box 19266
Newark, NJ 07195
Attn: PP P&I Department
Ref: GLIC, CUSIP/PPN & Security Description
P&I Contact: Purisima Teylan - (718) 315-3035

(3)	All notices and communications including amendment requests, financial statements and other general information to be addressed as follows:
Genworth Financial, Inc.
Account: Genworth Life Insurance Company
3001 Summer Street, 2nd Floor
Stamford, CT 06905
Attn: Private Placements
Telephone No: (203)708-3300
Fax No: (203)708-3308
If available, an electronic copy is additionally requested. Please send to the following e-mail address :
GNW.privateplacements@genworth.com

(4)	All corporate actions, including payments and prepayments, should be sent to:
Genworth Financial, Inc.
Account: Genworth Life Insurance Company
3001 Summer Street, 2nd Floor
Stamford, CT 06905
Attn: Private Placements
Telephone No: (203)708-3300
Fax No: (203)708-3308
With a copy to:
Genworth Financial, Inc.
Account: Genworth Life Insurance Company
3001 Summer Street
Stamford, CT 06905
Attn: Trade Operations
Telephone No: (203)708-3300
Fax No: (203)708-3308
If available, an electronic copy is additionally requested. Please send to the following e-mail address :
GNWInvestmentsOperations@genworth.com

(5)	Address for delivery of Notes:
The Bank of New York
One Wall Street Window A, 3rd Floor
New York, NY 10286
Ref: GLIC /LISPBG Account #127459

(6)	Tax ID: 91-6027719

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
GENWORTH LIFE INSURANCE COMPANY

$5,000,000
Register in the name of: HARE & CO.

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
The Bank of New York
ABA #:
Account #:
SWIFT Code:
Acct Name:
Attn: PP P&I Department
Reference: GLIC / LILTC CUSIP/PPN & Security Description, and Identify Principal & Interest Amounts
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	Notices with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees should be sent to:
Genworth Financial, Inc.
Account: Genworth Life Insurance Company
3001 Summer Street, 2nd Floor
Stamford, CT 06905
Attn: Private Placements
Telephone No: (203)708-3300
Fax No: (203)708-3308
With copies to:
treasppbkoffice@genworth.com
AND
The Bank of New York
Income Collection Department
P.O. Box 19266
Newark, NJ 07195
Attn: PP P&I Department
Ref: GLIC, CUSIP/PPN & Security Description
P&I Contact: Purisima Teylan - (718) 315-3035

(3)	All notices and communications including amendment requests, financial statements and other general information to be addressed as follows:
Genworth Financial, Inc.
Account: Genworth Life Insurance Company
3001 Summer Street, 2nd Floor
Stamford, CT 06905
Attn: Private Placements
Telephone No: (203)708-3300
Fax No: (203)708-3308
If available, an electronic copy is additionally requested. Please send to the following e-mail address :
GNW.privateplacements@genworth.com

(4)	All corporate actions, including payments and prepayments, should be sent to:
Genworth Financial, Inc.
Account: Genworth Life Insurance Company
3001 Summer Street, 2nd Floor
Stamford, CT 06905
Attn: Private Placements
Telephone No: (203)708-3300
Fax No: (203)708-3308
With a copy to:
Genworth Financial, Inc.
Account: Genworth Life Insurance Company
3001 Summer Street
Stamford, CT 06905
Attn: Trade Operations
Telephone No: (203)708-3300
Fax No: (203)708-3308
If available, an electronic copy is additionally requested. Please send to the following e-mail address :
GNWInvestmentsOperations@genworth.com

(5)	Address for delivery of Notes:
The Bank of New York
One Wall Street Window A, 3rd Floor
New York, NY 10286
Ref: GLIC /LILTC Account #127458

(6)	Tax ID: 91-6027719

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
MODERN WOODMEN OF AMERICA

$10,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675
ABA No.
Account Name:
Account No.
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	Address for all notices relating to payments:
Modern Woodmen of America
Attn: Investment Accounting Department
1701 First Avenue
Rock Island, IL 61201
Fax: (309) 793-5688

(3)	Address for all other communications and notices:
Modern Woodmen of America
Attn: Investment Department
1701 First Avenue
Rock Island, IL 61201
investments@modern-woodmen.org
Fax: (309) 793-5574

(4)	Address for delivery of Notes:
Douglas A. Pannier
Modern Woodmen of America
1701 1st Ave
Rock Island, IL 61201

(5)	Tax ID: 36-1493430

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
AMERICAN UNITED LIFE INSURANCE COMPANY
	$3,000,000		$1,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
AMERICAN UNITED LIFE INSURANCE COMPANY
Bank of New York
ABA #:
Credit Account:
Account Name:
Account #:
P & I Breakdown: (Insert)
Re: (Insert CUSIP/PPN and credit name here)
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices and communications:
American United Life Insurance Company
Attn: Mike Bullock, Securities Department
One American Square, Suite 305W
Post Office Box 368
Indianapolis, IN 46206

(3)	Address for delivery of Notes:
Bank of New York
One Wall Street, 3rd Floor
New York, NY 10286
Re: American United Life Insurance Company,
Account # 186683
Attn: Anthony Saviano/Window A

cc:	Michele Morris/NYC Physical Desk on all correspondence

(4)	Tax ID: 35-0145825

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
THE STATE LIFE INSURANCE COMPANY

$2,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
THE STATE LIFE INSURANCE COMPANY
Bank of New York
ABA
Credit Account:
Account Name:
Account #:
P & I Breakdown: (Insert)
Re: (Insert CUSIP/PPN and credit name here)
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices and communications:
American United Life Insurance Company
Attn: Mike Bullock, Securities Department
One American Square, Suite 305W
Post Office Box 368
Indianapolis, IN 46206

(3)	Address for delivery of Notes:
Bank of New York
One Wall Street, 3rd Floor
New York, NY 10286

Re:	The State Life Insurance Company, c/o American United Life Insurance Company,
Account # 343761
Attn: Anthony Saviano/Window A

cc:	Michele Morris/NYC Physical Desk on all correspondence

(4)	Tax ID: 35-0684263

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
STATE OF WISCONSIN INVESTMENT BOARD
$6,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Federal Reserve Bank of Boston
ABA
For the account of the State of Wisconsin Investment Board
DDA
Attn: Cost Center 1195
For: SWBF0335002, Patterson 3.59% Due 2021
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	Notice of payment, including a message as to the source (identifying the security by name and CUSIP number) and application of funds, to:
Ms. Cindy Griffin
Accounting Supervisor
State of Wisconsin Investment Board
121 East Wilson Street
P. O. Box 7842
Madison, Wisconsin 53707-7842
Phone: (608) 266-9136
Fax: (608) 266-2436

(3)	All other notices and communications:
State of Wisconsin Investment Board
121 East Wilson Street
P. O. Box 7842
Madison, Wisconsin 53707-7842
Attention: Portfolio Manager, Private Markets Group - Wisconsin
Private Debt Portfolio

(3)	Address for delivery of Notes:
Ms. Cindy Griffin
Accounting Supervisor
State of Wisconsin Investment Board
121 East Wilson Street
Madison, Wisconsin 53707-7842
Phone: (608) 266-9136
Fax: (608) 266-2436

(4)	Tax ID: 39-6006423

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
AMERITAS LIFE INSURANCE CORP.

		$750,000	$250,000
Register Notes in Name of: Cudd & Co. as nominee for Ameritas Life Insurance Corp.

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA
DDA Clearing Account:
Further Credit -
Reference: CUSIP; Issue name and source/application of funds (P&I, etc.)

(2)	All notices of payments and written confirmations of such wire transfers sent to:
Ameritas Life Insurance Corp.
Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Fax #: (402) 467-6970

(3)	All other communications sent to:
Ameritas Life Insurance Corp.
Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

(4)	Address for delivery of Notes by registered mail:
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
ATTN: Physical Receive Department
REF: Account P72220
REF: Ameritas Life Insurance Corp.
With a copy to:

Ameritas Life Insurance Corp.
390 North Cotner Blvd.
Lincoln, NE 68505
Attention: Andrew S. White

(5)	Tax ID: 47-0098400 (Ameritas Life)
13-6022143 (nominee)

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
ACACIA LIFE INSURANCE COMPANY

		$750,000	$250,000
Register Notes in Name of: Cudd & Co. as nominee for Acacia Life Insurance Company

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA
DDA Clearing Account:
Further Credit -
Reference: CUSIP; Issue name and source/application of funds (P&I, etc.)

(2)	All notices of payments and written confirmations of such wire transfers sentto:
Acacia Life Insurance Company
Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Fax #: (402) 467-6970

(3)	All other communications sent to:
Acacia Life Insurance Company
Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

(4)	Address for delivery of Notes by registered mail:
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
ATTN: Physical Receive Department
REF: Account P72216
REF: Acacia Life Insurance Company
With a copy to:

Ameritas Life Insurance Corp.
390 North Cotner Blvd.
Lincoln, NE 68505
Attention: Andrew S. White

(5)	Tax ID: 53-0022880 (Acacia Life)
13-6022143 (nominee)

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
THE UNION CENTRAL LIFE INSURANCE COMPANY
		$2,250,000	$500,000
Register Notes in Name of: Cudd & Co. as nominee for The Union Central Life Insurance Company

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA
DDA Clearing Account:
Further Credit –
Reference: CUSIP; Issue name and source/application of funds (P&I, etc.)

(2)	All notices of payments and written confirmations of such wire transfers sent to:
The Union Central Life Insurance Company
1876 Waycross Rd
Cincinnati, Ohio 45240
Attention: Treasury Department
Fax: (513) 674-5275

(3)	All other communications sent to:
The Union Central Life Insurance Company
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

(4)	Address for delivery of Notes by registered mail:
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
ATTN: Physical Receive Department
REF: Account P72228
REF: The Union Central Life Insurance Company
With a copy to:
Ameritas Life Insurance Corp.
390 North Cotner Blvd.
Lincoln, NE 68505
Attention: Andrew S. White

(5)	Tax ID: 31-0472910 (Union Central)
13-6022143 (nominee)

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
AMERITAS LIFE INSURANCE CORP. OF NEW YORK
$250,000
Register Notes in Name of: Cudd & Co. as nominee for Ameritas Life Insurance Corp. of New York

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA
DDA Clearing Account:
Further Credit -
Reference: CUSIP; Issue name and source/application of funds (P&I, etc.)

(2)	All notices of payments and written confirmations of such wire transfers sentto:
Ameritas Life Insurance Corp. of New York
Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Fax #: (402) 467-6970

(3)	All other communications sent to:
Ameritas Life Insurance Corp. of New York
Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

(4)	Address for delivery of Notes by registered mail:
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
ATTN: Physical Receive Department
REF: Account P72225
REF: Ameritas Life Insurance Corp. of New York
With a copy to:

Ameritas Life Insurance Corp.
390 North Cotner Blvd.
Lincoln, NE 68505
Attention: Andrew S. White

(5)	Tax ID: 13-3758127 (Ameritas Life Ins. Corp. of NY)
13-6022143 (nominee)

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
PHL VARIABLE INSURANCE COMPANY

$2,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JP Morgan Chase
New York, NY
ABA
Account Name:
Account Number:
Reference: Phoenix Variable, G05948, Patterson Companies, Inc.
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices and communications, including notices with respect to payments should be addressed to:
Phoenix Life Insurance Company
One American Row
Private Placement Department
Hartford, CT 06102

(3)	All legal notices should be addressed to:
Phoenix Life Insurance Company
One American Row
Hartford, CT 06102
Attention: Brad Buck

(4)	Address for delivery of Notes:
Phoenix Life Insurance Company
One American Row, 11th Floor
Hartford, CT 06102
Attention: Brad Buck

(5)	Tax ID: 06-1045829

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
PHL VARIABLE INSURANCE COMPANY

$2,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JP Morgan Chase
New York, NY
ABA
Account Name:
Account Number:
Reference: Phoenix Variable, G11923, Patterson Companies, Inc.
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices and communications, including notices with respect to payments should be addressed to:
Phoenix Life Insurance Company
One American Row
Private Placement Department
Hartford, CT 06102

(3)	All legal notices should be addressed to:
Phoenix Life Insurance Company
One American Row
Hartford, CT 06102
Attention: Brad Buck

(4)	Address for delivery of Notes:
Phoenix Life Insurance Company
One American Row, 11th Floor
Hartford, CT 06102
Attention: Brad Buck

(5)	Tax ID: 06-1045829

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
SEABRIGHT INSURANCE COMPANY

$1,000,000
Registered in the name of: Wells Fargo Bank, N.A. FBO Seabright Insurance Company

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
WELLS FARGO BANK N.A.
ABA
Acct
TRUST WIRE CLEARING
ffc(obi):
any additional pertinent information (cusip #, note name, P&I amts, etc.)

(2)	All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed to:
Seabright Insurance Company
Century Square
1501 4th Avenue
Seattle, Washington 98101
Attention: Phil Romney
VP of Finance & Principal Accounting Officer
and
Prime Advisors, Inc.
100 Northfield Drive, 4th Floor
Windsor, CT 06095
Attention: Lewis Leon
SVP/Investment Accounting

(3)	All notices and communications other than those in respect to payments to be addressed to:
Prime Advisors, Inc.
Redmond Ridge Corporate Center
22635 NE Marketplace Drive, Suite 160
Redmond, WA 98053
Attention: Scott Sell
Vice President

(4)	Address for delivery of Notes:
Wells Fargo Bank, N.A.
733 Marquette Ave S, MAC N9306-082
Minneapolis, MN 55479
Attention: Zach Cedergren 612-316-2376

(5)	Tax ID: 94-1347393

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
GROUP HEALTH COOPERATIVE

$1,000,000
Registered in the name of: MAC & CO.

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Mellon Trust of New England, NA
ABA
DDA
Attn:
Account Name
Acct Number:
Ref: Description of Security, Pay Date, Cusip, P&I breakdown

(2)	All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed to:
Rachel M Durkan
BNY Mellon Asset Servicing
One Mellon Center
Room 151-1060
Pittsburgh, PA 15258
Group Health Cooperative
320 Westlake Ave. N., Suite 100
Seattle, WA 98109-5233
Attention: Bret Myers
Assistant Treasurer
and
Prime Advisors, Inc.
100 Northfield Drive, 4th Floor
Windsor, CT 06095
Attention: Lewis Leon
SVP/Investment Accounting

(3)	All notices and communications other than those in respect to payments to be addressed to:
Prime Advisors, Inc.
Redmond Ridge Corporate Center
22635 NE Marketplace Drive, Suite 160
Redmond, WA 98053
Attention: Scott Sell
Vice President

(4)	Address for delivery of Notes:
BNY Mellon Securities Trust Co.
One Wall Street
3rd Floor - Receive Window C
New York, NY 10286
Reference: Group Health Cooperative,
GHXF0003022

(5)	Tax ID: 91-0511770

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
OREGON MUTUAL INSURANCE COMPANY

$1,000,000
Registered in the name of: U.S. Bank, Custodian for Oregon Mutual Insurance Company

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
US Bank, N.A.
ABA
Acct
Trust Custody Portland
111 SE Fifth Ave
Portland, OR 97202
ffc(obi):
Attn: Susan Benda, susan.benda@usbank.com
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed to:
US Bank Institutional Trust and Custody
DN-CO-5T5
950 17th Street, 5th Floor
Denver, CO 80202
Attention: Susan Benda
Email: susan.benda@usbank.com
Trust Officer/Account Manager
Oregon Mutual Insurance Company
347 East Fourth
McMinnville, OR 97128
Attn: Kelly Marshall
and

Prime Advisors, Inc.
100 Northfield Drive, 4th Floor
Windsor, CT 06095
Attention: Lewis Leon
SVP/Investment Accounting

(3)	All notices and communications other than those in respect to payments to be addressed to:
Prime Advisors, Inc.
Redmond Ridge Corporate Center
22635 NE Marketplace Drive, Suite 160
Redmond, WA 98053
Attention: Scott Sell
Vice President

(4)	Address for delivery of Notes:
US Bank Institutional Trust and Custody
DN-CO-5T5
950 17th Street, 5th Floor
Denver, CO 80202
Attention: Susan Benda
Email: susan.benda@usbank.com
Trust Officer/Account Manager

(5)	Tax ID: 93-0242980

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
THE STANDARD FIRE INSURANCE COMPANY

$3,000,000

(1)
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “                    ” and as to interest rate, security description, maturity date, Private Placement Number, principal, premium or interest”) to:

JP Morgan Chase Bank
ABA
Wire Account Name:
Wire Account Number:

(2)	All notices and communications:
The Standard Fire Insurance Company
c/o The Travelers Companies, Inc.
9275-NB11B
385 Washington Street
St. Paul, Minnesota 55102-1396
Attention: Fixed Income Department

(3)	Address for delivery of Notes:
The Travelers Companies, Inc.
MC 9275-NB16L
385 Washington Street
St. Paul, MN 55102
Attention: Nicole Ankeny

(4)	Tax ID: 06-6033509

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
	Series A	Series B	Series C
SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
$2,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

State Street Bank and Trust Company
Boston, MA 02101
ABA
For further credit to:	Southern Farm Bureau Life Insurance Company,
DDA
Account
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices of scheduled payments and written confirmations of such wire transfers should be sent to:
Southern Farm Bureau Life Insurance Company
1401 Livingston Lane
Jackson, MS 39213
Attn: Investment Department

(3)	All other communications, including Waivers, Amendments, Consents and financial information should be sent to:
Investment Department
Southern Farm Bureau Life Insurance Company
P. O. Box 78
Jackson, MS 39205
Attn: Investment Department
or by overnight delivery to:
1401 Livingston Lane
Jackson, MS 39213

(3)	Address for delivery of Notes:
Southern Farm Bureau Life Insurance Company
1401 Livingston Lane
Jackson, MS 39213
Attn: Investment Department

(4)	Tax ID: 64-0283583

SCHEDULE B
DEFINED TERMS
As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:
“Affiliate” means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company. Notwithstanding anything in the foregoing to the contrary, a Person that (i) would be an Affiliate of the Company solely by virtue of its ownership of voting or equity interests of the Company and (ii) is eligible pursuant to Rule 13d-1(b) under the Exchange Act to file a statement with the Securities and Exchange Commission on Schedule 13G, shall not be deemed to be an Affiliate.
“Anti-Money Laundering Laws” is defined in Section 5.16(c).
“Blocked Person” is defined in Section 5.16(a).
“Amendment Effective Date” means the date that all conditions set forth in Section 3 of that certain Second Amendment to Note Purchase Agreement among the Obligors and certain holders of the Notes dated as of January 25, 2019 are satisfied.
“Asset Disposition” means any Transfer except:
(a) any
(i) Transfer from a Subsidiary to the Company or a Wholly Owned Subsidiary;
(ii) Transfer from the Company to a Wholly Owned Subsidiary; and
(iii) Transfer from the Company to a Subsidiary (other than a Wholly Owned Subsidiary) or from a Subsidiary to another Subsidiary (other than a Wholly Owned Subsidiary), which in either case is for fair market value, so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default exists;
(b) any Transfer made in the ordinary course of business; or
(c) any Transfer by the Company or a Subsidiary pursuant to a Contract Purchase Facility or as part of a Permitted Receivables Securitization Transaction.

“Business Day” means (a) for the purposes of Section 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in St. Paul, Minnesota or New York City are required or authorized to be closed.

“Capital Lease” of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP; provided, however, if any changes in GAAP are required after the Amendment Effective Date or permitted and are adopted by the Company or any Subsidiary with the agreement of its independent certified public accountants and such changes require all leases by such Person as lessee to be capitalized on a balance sheet of such Person, the term “Capital Lease” shall be deemed to mean only any lease constituting a “Finance Lease” as such term is defined in GAAP as in effect as of the Amendment Effective Date, and all calculations and deliverables under this Agreement shall be made or delivered, as applicable, in accordance therewith. Notwithstanding the foregoing, in the event that the Credit Agreement requires a lease of property of a Person as lessee to be capitalized on a balance sheet of such Person, such lease shall be included as a Capital Lease under this Agreement.
“Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of a partnership, partnership interests (whether general or limited) (c) in the case of a limited liability company, membership interests and (d) any other interest or participation in a Person that confers on the holder the right to receive a share of the profits and losses of, or distributions of assets of, such Person.
“Change of Control” means an event or series of events by which an person or “group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) (such person or persons hereinafter referred to as an “Acquiring Person”) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of the then-outstanding Voting Stock of the Company.
“Closing” is defined in Section 3.
“Closing Date Property” means assets owned directly or indirectly by the Company on the Amendment Effective Date.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.
“Company” means Patterson Companies, Inc., a Minnesota corporation.
“Confidential Information” is defined in Section 20.
“Consolidated Adjusted EBITDA” means, as to any Person for any period, the sum, without duplication, of (a) Consolidated EBIT for such period plus (b) consolidated depreciation and amortization for such period plus (c) for the fiscal periods ending January 26, 2019 and April 27, 2019, an aggregate amount not to exceed $30,000,000 for the Specified Litigation Settlement paid in cash during such fiscal period. If, during the period for which Consolidated Adjusted EBITDA of the Company is being calculated, the Company or any Subsidiary has (i) acquired sufficient Capital Stock of a Person to cause such Person to become a Subsidiary; (ii) acquired all or substantially all of the assets or operations, division or line of business of a person; or (iii) disposed of one or more Subsidiaries (or disposed of all or substantially all of the assets or operations, division or line of business of a Subsidiary or other person), Consolidated Adjusted EBITDA shall be calculated after giving pro forma effect thereto as if all of such acquisitions and dispositions had occurred on the first day of such period. Consolidated Adjusted EBITDA will be calculated on a rolling four-quarter basis. For the avoidance of doubt, Consolidated Adjusted EBITDA shall be calculated without adding bad debt expense incurred by such Person for such period to Consolidated EBIT.

“Consolidated Adjusted Net Income” means, for any period and for any Person, the Consolidated Net Income of such Person, provided that, if, during the period for which Consolidated Net Income of the Company is being calculated, the Company or any Subsidiary has (i) acquired sufficient Capital Stock of a Person to cause such Person to become a Subsidiary; (ii) acquired all or substantially all of the assets or operations, division or line of business of a Person; or (iii) disposed of one or more Subsidiaries (or disposed of all or substantially all of the assets or operations, division or line of business of a Subsidiary or other person), Consolidated Net Income shall be calculated after giving pro forma effect thereto as if all of such acquisitions and dispositions had occurred on the first day of such period.
“Consolidated Debt” means, as of any date, the outstanding Debt of the Company and its Subsidiaries on such date, determined on a consolidated basis in accordance with GAAP.
“Consolidated EBIT” means, for any period, Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, and (ii) expense for federal, state, local and foreign income and franchise taxes paid or accrued, all calculated for such Person and its Subsidiaries on a consolidated basis in accordance with GAAP.
“Consolidated Interest Expense” means, for any period, the consolidated interest expense of the Company and its Subsidiaries for such period (including capitalized interest and the interest component of Capital Leases), determined on a consolidated basis in accordance with GAAP.
“Consolidated Net Income” means, for any period and for any Person, the net income (or loss) of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, excluding any non-cash charges, non-cash employee stock option expense and any gains that are unusual, non-recurring or extraordinary.
“Consolidated Total Assets” means, as of any date, the total assets of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.
“Consolidated Total Tangible Assets” means, as of any date, the total assets of the Company and its Subsidiaries as of such date, excluding any and all intangible assets, determined on a consolidated basis in accordance with GAAP.
“Contract Purchase Facility” means (a) the Receivables Sale Agreement dated as of May 10, 2002, among the originators named therein and PDC Funding Company, LLC, as buyer, as amended by Amendment No. 1 thereto, dated as of May 9, 2003, as further amended by Amendment No. 2 thereto, dated as of October 7, 2004, and as further amended by Amendment No. 3 thereto, dated as of December 3, 2010, and the Third Amended and Restated Receivables Purchase Agreement dated as of December 3, 2010 among PDC Funding Company, LLC, the Company, the Conduits party thereto, the Financial Institutions party thereto, the Purchase Agents party thereto and the Bank of Tokyo-Mitsubishi UFJ, Ltd. New York Branch, as agent, as such agreements may be amended, restated, extended or otherwise modified from time to time, (b) the Amended and Restated Contract Purchase Agreement, dated as of August 12, 2011 among the Company, PDC Funding Company II, LLC, the Purchasers party thereto and Fifth Third Bank, as agent, as amended by that First Amendment thereto dated as of September 9, 2011, and the Amended and Restated Receivables Sale Agreement dated as of August 12, 2011 among the Originators named therein and PDC Funding Company II, LLC, as buyer, as such agreements may be amended, restated, extended or otherwise modified from time to time, (c) any comparable additional or replacement facility made available to the Company or any Subsidiary, provided that any of such facilities: (i) provides for the sale by the Company or such Subsidiary of rights to payment arising under Customer Installment Contracts; (ii) provides for a purchase price in an amount that represents the reasonably equivalent value of the assets subject thereto (determined as of the date of such sale); (iii) evidences the intent of the parties that for accounting and all other purposes, such sale is to be treated as a sale by the Company or a Subsidiary, as the case may be, and a purchase by such institution(s) or special purpose entity (and not as a lending transaction); (iv) provides for the delivery of opinions of outside counsel to the effect that, under, applicable bankruptcy, insolvency and similar laws (subject to assumptions and qualifications customary for opinions of such type), such transaction will be treated as a true sale and not as a lending transaction and that the assets of any purchasing special purpose entity will not be consolidated with the assets of the selling entity, the Company or any Affiliate of the Company; (v) provides for the parties to such transaction to, and such parties do, treat such transaction as a sale for all other accounting purposes; and (vi) provides that such sale is without recourse to the Company or such Subsidiary, except to the extent of normal and customary conditions and rights of limited recourse that are consistent with the opinions referred to in clause (iv) and with the treatment of such sale as a true sale for accounting purposes.
“Control Event” means the execution by the Company of a definitive written agreement that, when fully performed by the parties thereto, would result in a Change of Control.
“Controlled Entity” means any of the Subsidiaries of the Obligors and any of their or the Obligors’ respective Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Credit Agreement” means the Credit Agreement dated as of December 1, 2011 among the Company and the other Obligors, the other Subsidiary borrowers and lenders from time to time party thereto, and JPMorgan Chase Bank, National Association, as administrative agent, as such agreement may be amended, restated, supplemented, refinanced, increased or reduced from time to time, and any successor credit agreement or similar facility.
“Customer Installment Contract” means a contract between the Company or any Subsidiary and a customer providing for the installment sale, licensing or secured financing of equipment, furnishings or computer software.
“Debt” with respect to any Person means, at any time, without duplication,
(a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable preferred stock;
(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and other accrued liabilities arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);
(c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;
(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);
(e) all of its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);
(f) Swaps of such Person;
(g) any recourse liability of such Person under or in connection with a Contract Purchase Facility or Permitted Receivables Securitization Transaction; and
(h) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (g) hereof.
“Debt to Adjusted EBITDA Ratio” means the ratio of Consolidated Debt (as of the end of any fiscal quarter of the Company) to Consolidated Adjusted EBITDA (for the Company’s most recently completed four fiscal quarters).
“Debt Prepayment Application” means, with respect to any Transfer of property, the application by the Company or a Subsidiary of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Senior Debt other than Senior Debt owing to the Company, any Subsidiary or any of their respective Affiliates; provided that in the course of making such application the Company shall offer to prepay each outstanding Note at par, in accordance with Section 8.2(b), in a principal amount that equals the Ratable Portion of the holder of such Note in respect of such Transfer. If any holder of a Note fails to accept such offer of prepayment, then, for purposes of the preceding sentence only, the Company nevertheless will be deemed to have paid Senior Debt in an amount equal to the Ratable Portion of the holder of such Note in respect of such Transfer.
“Debt Prepayment Transfer” is defined in Section 8.2(b)(i).
“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.
“Default Rate” means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase, N.A. in New York City is as its “base” or “prime” rate.
“Dental Holdings” is defined in the preamble.

“Disclosure Default” means a default by any Obligor or any other Subsidiary in the timely performance of or compliance with any term requiring the delivery of notice, a certificate, management letter, audit report or a financial report required in connection with any evidence of any Debt that is outstanding in an aggregate principal amount of at least the greater of $50,000,000 or 2% of Consolidated Total Assets or of any mortgage, indenture or other agreement relating thereto.

“Disposition Value” means, at any time, with respect to any property:
(a) in the case of property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by the Company; and
(b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock of such Subsidiary (assuming, in making such calculations, that all securities convertible into such capital stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Obligors.
“Domestic Subsidiary” means any Subsidiary of a Person that is not a Foreign Subsidiary.
“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.
“Event of Default” is defined in Section 11.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Foreign Subsidiary” means any Subsidiary of a Person that is not organized under the laws of the United States or any state thereof (including the District of Columbia) and any Subsidiary of such Person regardless of where it is organized.
“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.
“Governmental Authority” means
(a) the government of
(i) the United States of America or any State or other political subdivision thereof, or

(ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or
(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.
“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:
(a) to purchase such indebtedness or obligation or any property constituting security therefor;
(b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;
(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or
(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.
In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.
“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).
“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.
“INHAM Exemption” is defined in Section 6.2(e).
“Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of more than $2,000,000 in aggregate principal amount of the Notes at the time outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.
“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).
“Loan Agreements” means, collectively, the Credit Agreement, the Term Loan Agreement and any other credit, term loan, note purchase or similar agreement providing for loans or other extensions of credit, including the issuance and sale of senior notes, to the Company and one or more of its Subsidiaries and under or pursuant to which one or more of the Company’s subsidiaries is a borrower, obligor or guarantor.
“Make-Whole Amount” is defined in Section 8.7.
“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.
“Material Acquisition” means any acquisition of either or both the Capital Stock or assets of any Person or Persons (or any portion thereof) by one or more of the Obligors and their Subsidiaries whose total purchase consideration (including earnout payments and other deferred payments, and the amount of any Debt assumed or acquired by the Obligors and their Subsidiaries in connection with such acquisition, but excluding transaction costs and expenses) is $50,000,000 or more.
“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of any Obligor to perform its obligations under this Agreement and the Notes, or (c) the ability of any Subsidiary Guarantor to perform its obligation under the Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Notes or the Subsidiary Guaranty.
“Material Domestic Subsidiary” means (i) PDSI, Webster, Webster Management, Patterson Medical, Medical Holdings and Dental Holdings, and (ii) any other Domestic Subsidiary of the Company (other than an SPV) that meets one or both of the following criteria: (i) such Domestic Subsidiary’s total assets, determined on a consolidated basis with its Subsidiaries is 15% or more of the Consolidated Total Assets; or (ii) such Domestic Subsidiary’s Consolidated Adjusted Net Income is 15% or more of the Company’s Consolidated Adjusted Net Income, in each case for the four consecutive fiscal quarters most recently ended.
“Medical Holdings” is defined in the preamble.

“Memorandum” is defined in Section 5.3.
“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).
“NAIC Annual Statement” is defined in Section 6.2(a).
“Net Proceeds Amount” means, with respect to any Transfer of any property by any Person, an amount equal to:
(a) the aggregate amount of the consideration (valued at the fair market value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus
(b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.
“Non-Obligor Subsidiary” is defined in Section 10.6(b).
“Notes” is defined in Section 1.
“Obligors” means the Company and its Wholly Owned Subsidiaries, Medical Holdings, Patterson Medical, PDSI, Dental Holdings, Webster and Webster Management, and any other Subsidiary that assumes the obligations of an Obligor pursuant to Section 10.6(b).
“OFAC” is defined in Section 5.16(a).
“OFAC Listed Person” is defined in Section 5.16(a).
“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.ustreas.gov/offices/enforcement/ofac/programs/.
“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.
“Other Purchasers” is defined in Section 2.
“Patterson Medical” is defined in the preamble.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.
“PDSI” is defined in the preamble.
“Permitted Receivables Securitization Transaction” means a transaction or series of transactions in which the Company or any Subsidiary sells receivables, other than those derived from Customer Installment Contracts, directly or indirectly to a special purpose entity, satisfying the following criteria: (i) such sale is pursuant to an agreement or agreements evidencing the intent of the parties that for accounting and all other purposes, such sale is to be treated as a sale by the Company or a Subsidiary, as the case may be, and a purchase by such special purpose entity (and not as a lending transaction); (ii) the agreement(s) referred to in clause (i) provide for the delivery of opinions of outside counsel to the effect that, under, applicable bankruptcy, insolvency and similar laws (subject to assumptions and qualifications customary for opinions of such type), such transaction will be treated as a true sale and not as a lending transaction and that the assets of any purchasing special purpose entity will not be consolidated with the assets of the selling entity, the Company or any Affiliate of the Company; (iii) the parties to such transaction shall treat such transaction as a sale for all other accounting purposes; (iv) the purchase price shall be an amount that represents the reasonably equivalent value of the receivables or other assets subject thereto (determined as of the date of such sale); (v) such sale shall be without recourse to the Company or such Subsidiary, except to the extent of normal and customary conditions that are consistent with the opinion referred to in clause (ii); and (vi) the aggregate principal amount outstanding in connection with all such transactions does not exceed $200,000,000 at any time.
“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.
“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.
“Prepayment Offer” is defined in Section 8.2(b)(i).
“Priority Debt” means, as of any date, the sum (without duplication) of (a) outstanding unsecured Debt of Subsidiaries (other than Obligors) not otherwise permitted by Sections 10.5(a) through (e) and (b) Debt of the Company and its Subsidiaries secured by Liens not otherwise permitted by Sections 10.4(a) through (j).
“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.
“Property Reinvestment Application” means, with respect to any Transfer of property, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by the Company or any Subsidiary of operating assets of the Company or such Subsidiary to be used in the principal business of such Person as conducted immediately prior to such Transfer.
“Purchaser” means each purchaser listed in Schedule A.
“Qualified Acquisition” means any acquisition of either or both the Capital Stock or assets of any Person or Persons (or any portion thereof), or the last to occur of a series of such acquisitions consummated within a period of six consecutive months, if the aggregate amount of Debt incurred by one or more of the Obligors and their Subsidiaries to finance the purchase price of, or assumed by one or more of them in connection with the acquisition of, such stock and property is at least $100,000,000

.
“QPAM Exemption” is defined in Section 6.2(d).
“Ratable Portion” means, in respect of any holder of any Note and any Transfer contemplated by the definition of Debt Prepayment Application, an amount equal to the product of (x) the Net Proceeds Amount being applied to the payment of Senior Debt in connection with such Transfer multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note at the time of such Transfer and the denominator of which is the aggregate principal amount of Senior Debt of the Company and its Subsidiaries at the time of such Transfer determined on a consolidated basis in accordance with GAAP.
“Required Holders” means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by any Obligor or any of its Affiliates).
“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Senior Debt” means (a) any Debt of any Obligor, other than any Debt that is in any manner subordinated in right of payment or security in any respect to the Notes, and (b) any Debt of any Subsidiary.
“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.
“Series A Notes” is defined in Section 1.1.
“Series B Notes” is defined in Section 1.1.
“Series C Notes” is defined in Section 1.1.
“Source” is defined in Section 6.2.
“Specified Litigation Settlement” means the aggregate cash amount of the settlement paid by the Company or any of its Subsidiaries in connection with In re Dental Supplies Antitrust Litigation, No. 1:16-CV-00696-BMC-GRB in the U.S. District Court for the Eastern District of New York.
“SPV” means any special purpose entity established for the purpose of purchasing receivables in connection with a Permitted Receivables Securitization Transaction or Contract Purchase Facility.
“Subsequently Acquired Property” means assets acquired directly or indirectly by the Company after the Amendment Effective Date.
“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, limited liability company or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership, limited liability company or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Guarantor” means any Subsidiary of the Company that executes and delivers, or becomes a party to, the Subsidiary Guaranty.
“Subsidiary Guaranty” is defined in Section 9.7.
“Subsidiary Stock” means, with respect to any Person, the capital stock (or any options or warrants to purchase stock, shares or other securities exchangeable for or convertible into stock or shares) of any Subsidiary of such Person.
“Swaps” means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.
“Term Loan Agreement” means the Term Loan Agreement dated as of March 20, 2008 among the Company, the lenders from time to time party thereto, and JPMorgan Chase Bank, National Association, as administrative agent as such agreement may be amended, restated, supplemented, refinanced, increased or reduced from time to time, and any successor term loan agreement or similar facility.
“this Agreement” or “the Agreement” is defined in Section 17.3.
“Transfer” means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including Subsidiary Stock. For purposes of determining the application of the Net Proceeds Amount in respect of any Transfer, the Company may designate any Transfer as one or more separate Transfers each yielding a separate Net Proceeds Amount. In any such case, (a) the Disposition Value of any property subject to each such separate Transfer and (b) the amount of Consolidated Total Tangible Assets, in the Case of Closing Date Property, or Consolidated Total Assets, in the case of Subsequently Acquired Property, attributable to any property subject to each such separate transfer shall be determined ratably allocating the aggregate Disposition Value of, and the aggregate Consolidated Total Tangible Assets or Consolidated Total Assets, as applicable, attributable to, all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.
“Transfer Prepayment Date” is defined in Section 8.2(b)(i).

“USA PATRIOT Act” means Public Law 107-56 of the United States of America, United and Strengthening America by Providing Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001.
“Voting Stock” means, with respect to any Person, any class of shares of stock or other equity interests of such Person having general voting power under ordinary circumstances to elect a majority of the board of directors or other managing entities, as appropriate, of such Person (irrespective of whether or not at the time stock of any other class or classes or other equity interests of such Person shall have or might have voting power by reason of the happening of any contingency).
“Webster” is defined in the preamble.
“Webster Management” is defined in the preamble.
“Weighted Average Life to Maturity” means when applied to any Debt at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Debt.
“Wholly Owned Subsidiary” means, at any time, any Subsidiary 100% of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly Owned Subsidiaries at such time.

SCHEDULE 4.9
CHANGES IN CORPORATE STRUCTURE
None.

Schedule 4.9

SCHEDULE 5.3
DISCLOSURE MATERIALS
None.

Schedule 5.3

SCHEDULE 5.4
SUBSIDIARIES AND AFFILIATES

A.	Subsidiaries of Patterson Companies, Inc.

Name	Jurisdiction	Percentage Owned	Date Acquired or Created

Patterson Dental Canada Inc.	Canada	100%	Acquired September 1993

Patterson Dental Holdings, Inc.	Minnesota	100%	Created August 29, 2005

Patterson Medical Holdings, Inc.	Delaware	100%	Acquired September 2003

PDC Funding Company, LLC	Minnesota	100%	Created May 7, 2002

PDC Funding Company II, LLC	Minnesota	100%	Created April 23, 2007

Webster Veterinary Supply, Inc.	Minnesota	100%	Created June 18, 2001

B.	Subsidiaries of Patterson Dental Canada Inc.

Name	Jurisdiction	Percentage Owned	Date Acquired or Created

PCI Limited I, LLC	Delaware	100%	Created September 2010

PCI Limited II, LLC	Delaware	100%	Created September 2010

C.	Subsidiaries of Patterson Dental Holdings, Inc.

Name	Jurisdiction	Percentage Owned	Date Acquired or Created

Direct Dental Supply Co.	Nevada	100%	Acquired August 1987

Patterson Dental Supply, Inc.	Minnesota	100%	Created March 22, 1996

Schedule 5.5

D.	Subsidiaries of Patterson Dental Supply, Inc.

Name	Jurisdiction	Percentage Owned	Date Acquired or Created

Patterson Technology Center, Inc.	Minnesota	100%	Created March 19, 2002
Williamston Industrial Center, LLC	Michigan	100%	Acquired September 2005

Dolphin Imaging Systems, LLC	Delaware	100%	Acquired December 2008

Dolphin Practice Management, LLC	Delaware	100%	Acquired December 2008

E.	Subsidiaries of Patterson Medical Holdings, Inc.

Name	Jurisdiction	Percentage Owned	Date Acquired or Created

Patterson Medical Supply, Inc.	Minnesota	100%	Created March 29, 2006
Patterson Global Limited	England and Wales	100%	Created June 2010

Kinetec SA	France	100%	Acquired September 2003
Midland Manufacturing Company, Inc.	South Carolina	100%	Acquired September 2003

Patterson Medical Canada, Inc.	Ontario	100%	Acquired September 2003
Tumble Forms Inc.	New York	100%	Acquired September 2003

F.	Subsidiaries of Patterson Global Limited

Name	Jurisdiction	Percentage Owned	Date Acquired or Created

Patterson Medical Limited	England and Wales	100%	Acquired September 2003
Ausmedic Australia Pty	Australia	100%	Acquired June 2010

Metron Holdings Pty	Australia	100%	Acquired June 2010

B-2

G.	Subsidiaries of Patterson Medical Limited

Name	Jurisdiction	Percentage Owned	Date Acquired or Created

Days Healthcare Property Investments Limited	United Kingdom	100%	Acquired June 2010

Physio-Med Services Limited	United Kingdom	100%	Acquired June 2010

Mobilis Healthcare Group Ltd.	United Kingdom	100%	Acquired June 2009

Halo Healthcare Ltd.	United Kingdom	100%	Acquired June 2009

County Footware Ltd.	United Kingdom	100%	Acquired June 2009

H.	Other

Name	Jurisdiction	Percentage Owned	Date Acquired or Created

Webster Management, LP	Minnesota	99% - Webster Veterinary Supply, Inc., general partner 1% - Patterson Dental Supply, Inc., limited partner	Created March 2002

Patterson Logistics Services, Inc.	Minnesota	92.66% - Patterson Dental Supply, Inc. 3.91% - Webster Veterinary Supply, Inc. 3.43% - Patterson Medical Supply, Inc.	Created March 2006

PCI Two Limited Partnership	England	0.01% - PCI Limited I, LLC	Created September 2010
		99.99% - PCI Limited II, LLC	Created September 2010
B-3

Patterson Companies, Inc.
DIRECTORS

Scott P. Anderson	Ellen A. Rudnick
John D. Buck	Harold C. Slavkin
Jody H. Feragen	Brian S. Tyler
Peter L. Frechette	Les C. Vinney
Andre B. Lacy	James W. Wiltz
Charles Reich
OFFICERS

Scott P. Anderson	President and Chief Executive Officer
R. Stephen Armstrong	Executive Vice President, Chief Financial Officer and Treasurer
Ranell M. Hamm	Vice President / Chief Information Officer
Jerome E. Thygesen	Vice President
Matthew L. Levitt	Secretary
James R. DeLaHunt	Assistant Treasurer
Eugene G. Hay	Assistant Secretary
Jeffrey J. Stang	Assistant Treasurer

B-4

SCHEDULE 5.5
FINANCIAL STATEMENTS
The Company has delivered the financial statements included in each of the reports listed below:
The Company’s Annual Report on Form 10-K for the fiscal year ended April 28, 2007
The Company’s Annual Report on Form 10-K for the fiscal year ended April 26, 2008
The Company’s Annual Report on Form 10-K for the fiscal year ended April 25, 2009
The Company’s Annual Report on Form 10-K for the fiscal year ended April 24, 2010
The Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2011

Schedule 5.5

SCHEDULE 5.8
LITIGATION
None.

Schedule 5.8

SCHEDULE 5.11
LICENSES, PERMITS, ETC.
None.

Schedule 5.11

SCHEDULE 5.14
USE OF PROCEEDS
To refinance or pay amounts outstanding under the Credit Agreement dated as of December 1, 2011 listed in Schedule 5.15.

Schedule 5.14

SCHEDULE 5.15
EXISTING DEBT
$450,000,000 in Senior Notes issued under the Note Purchase Agreement dated as of March 19, 2008.
$75,000,000 under the Term Loan Credit Facility dated as of March 20, 2008.
$115,000,000 outstanding as of December 1, 2011 under the Credit Agreement dated as of December 1, 2011.

Schedule 5.15

SCHEDULE 10.4
EXISTING LIENS
None.

Schedule 10.4

SCHEDULE 10.5
SUBSIDIARY DEBT
None.

Schedule 10.5

EXHIBIT 1(a)
[FORM OF SERIES A SENIOR NOTE]
PATTERSON COMPANIES, INC.
PATTERSON MEDICAL HOLDINGS, INC.
PATTERSON MEDICAL SUPPLY, INC.
PATTERSON DENTAL HOLDINGS, INC.
PATTERSON DENTAL SUPPLY, INC.
WEBSTER VETERINARY SUPPLY, INC.
WEBSTER MANAGEMENT, LP
2.95% SENIOR NOTE, SERIES A
DUE DECEMBER 10, 2018

No. AR-[ ]	[Date]
$[ ]	PPN: 70342@ AD0
FOR VALUE RECEIVED, the undersigned, PATTERSON COMPANIES, INC., a Minnesota corporation (the “Company”), PATTERSON MEDICAL HOLDINGS, INC., a Delaware corporation (“Medical Holdings”), PATTERSON MEDICAL SUPPLY, INC., a Minnesota corporation (“Patterson Medical”), PATTERSON DENTAL HOLDINGS, INC., a Minnesota corporation (“Dental Holdings”), PATTERSON DENTAL SUPPLY, INC., a Minnesota corporation (“PDSI”), WEBSTER VETERINARY SUPPLY, INC., a Minnesota corporation (“Webster”), and WEBSTER MANAGEMENT, LP, a Minnesota limited partnership (“Webster Management” and, collectively with the Company, Medical Holdings, Patterson Medical, Dental Holdings, PDSI and Webster, the “Obligors”), jointly and severally, promise to pay to [        ], or registered assigns, the principal sum of $[        ] on December 10, 2018, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 2.95% per annum from the date hereof, payable semiannually, on June 8 and December 8, in each year, commencing with the June 8 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 4.95% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase, N.A., or its successor, from time to time in New York City as its “base” or “prime” rate.
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase, N.A. in New York City or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement dated as of December 8, 2011 (as from time to time  amended, the “Note Purchase Agreement”), between the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6.2 of the Note Purchase Agreement.
Exhibit 1(a)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.
If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

PATTERSON COMPANIES, INC.
PATTERSON MEDICAL HOLDINGS, INC.
PATTERSON MEDICAL SUPPLY, INC.
PATTERSON DENTAL HOLDINGS, INC.
PATTERSON DENTAL SUPPLY, INC.
WEBSTER VETERINARY SUPPLY, INC.

By:

Name: R. Stephen Armstrong

Title:
Executive Vice President, Chief Financial Officer and Treasurer of Patterson Companies, Inc.; Vice President and Treasurer of Patterson Medical Holdings, Inc., Patterson Medical Supply, Inc., Patterson Dental Holdings, Inc., Patterson Dental Supply, Inc. and Webster Veterinary Supply, Inc.

Exhibit 1(a)

WEBSTER MANAGEMENT, LP
By:	WEBSTER VETERINARY SUPPLY, INC., its General Partner

By:
Name: R. Stephen Armstrong
Title: Vice President and Treasurer

Exhibit 1(a)

EXHIBIT 1(b)
[FORM OF SERIES B SENIOR NOTE]
PATTERSON COMPANIES, INC.
PATTERSON MEDICAL HOLDINGS, INC.
PATTERSON MEDICAL SUPPLY, INC.
PATTERSON DENTAL HOLDINGS, INC.
PATTERSON DENTAL SUPPLY, INC.
WEBSTER VETERINARY SUPPLY, INC.
WEBSTER MANAGEMENT, LP
3.59% SENIOR NOTE, SERIES B
DUE DECEMBER 8, 2021

No. BR-[ ]	[Date]
$[ ]	PPN: 70342@ AE8
FOR VALUE RECEIVED, the undersigned, PATTERSON COMPANIES, INC., a Minnesota corporation (the “Company”), PATTERSON MEDICAL HOLDINGS, INC., a Delaware corporation (“Medical Holdings”), PATTERSON MEDICAL SUPPLY, INC., a Minnesota corporation (“Patterson Medical”), PATTERSON DENTAL HOLDINGS, INC., a Minnesota corporation (“Dental Holdings”), PATTERSON DENTAL SUPPLY, INC., a Minnesota corporation (“PDSI”), WEBSTER VETERINARY SUPPLY, INC., a Minnesota corporation (“Webster”), and WEBSTER MANAGEMENT, LP, a Minnesota limited partnership (“Webster Management” and, collectively with the Company, Medical Holdings, Patterson Medical, Dental Holdings, PDSI and Webster, the “Obligors”), jointly and severally, promise to pay to [        ], or registered assigns, the principal sum of $[        ] on December 8, 2021, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 3.59% per annum from the date hereof, payable semiannually, on June 8 and December 8, in each year, commencing with the June 8 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 5.59% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase, N.A., or its successor, from time to time in New York City as its “base” or “prime” rate.
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase, N.A. in New York City or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement dated as of December 8, 2011 (as from time to time amended, the “Note Purchase Agreement”), between the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6.2 of the Note Purchase Agreement.

Exhibit 1(b)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.
If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

PATTERSON COMPANIES, INC.
PATTERSON MEDICAL HOLDINGS, INC.
PATTERSON MEDICAL SUPPLY, INC.
PATTERSON DENTAL HOLDINGS, INC.
PATTERSON DENTAL SUPPLY, INC.
WEBSTER VETERINARY SUPPLY, INC.

By:

Name: R. Stephen Armstrong

Title:
Executive Vice President, Chief Financial Officer and Treasurer of Patterson Companies, Inc.; Vice President and Treasurer of Patterson Medical Holdings, Inc., Patterson Medical Supply, Inc., Patterson Dental Holdings, Inc., Patterson Dental Supply, Inc. and Webster Veterinary Supply, Inc.

Exhibit 1(b)

WEBSTER MANAGEMENT, LP
By:	WEBSTER VETERINARY SUPPLY, INC., its General Partner

By:
Name: R. Stephen Armstrong
Title: Vice President and Treasurer

Exhibit 1(b)

EXHIBIT 1(c)
[FORM OF SERIES C SENIOR NOTE]
PATTERSON COMPANIES, INC.
PATTERSON MEDICAL HOLDINGS, INC.
PATTERSON MEDICAL SUPPLY, INC.
PATTERSON DENTAL HOLDINGS, INC.
PATTERSON DENTAL SUPPLY, INC.
WEBSTER VETERINARY SUPPLY, INC.
WEBSTER MANAGEMENT, LP
3.74% SENIOR NOTE, SERIES C
DUE DECEMBER 8, 2023

No. CR-[ ]	[Date]
$[ ]	PPN: 70342@ AF5
FOR VALUE RECEIVED, the undersigned, PATTERSON COMPANIES, INC., a Minnesota corporation (the “Company”), PATTERSON MEDICAL HOLDINGS, INC., a Delaware corporation (“Medical Holdings”), PATTERSON MEDICAL SUPPLY, INC., a Minnesota corporation (“Patterson Medical”), PATTERSON DENTAL HOLDINGS, INC., a Minnesota corporation (“Dental Holdings”), PATTERSON DENTAL SUPPLY, INC., a Minnesota corporation (“PDSI”), WEBSTER VETERINARY SUPPLY, INC., a Minnesota corporation (“Webster”), and WEBSTER MANAGEMENT, LP, a Minnesota limited partnership (“Webster Management” and, collectively with the Company, Medical Holdings, Patterson Medical, Dental Holdings, PDSI and Webster, the “Obligors”), jointly and severally, promise to pay to [        ], or registered assigns, the principal sum of $[        ] on December 8, 2023, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 3.74% per annum from the date hereof, payable semiannually, on June 8 and December 8, in each year, commencing with the June 8 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 5.74% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase, N.A., or its successor, from time to time in New York City as its “base” or “prime” rate.
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase, N.A. in New York City or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement dated as of December 8, 2011 (as from time to time amended, the “Note Purchase Agreement”), between the Obligors and the respective Purchasers

Exhibit 1(c)

named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6.2 of the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.
If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

PATTERSON COMPANIES, INC.
PATTERSON MEDICAL HOLDINGS, INC.
PATTERSON MEDICAL SUPPLY, INC.
PATTERSON DENTAL HOLDINGS, INC.
PATTERSON DENTAL SUPPLY, INC.
WEBSTER VETERINARY SUPPLY, INC.

By:
Name: R. Stephen Armstrong

Title:	Executive Vice President, Chief Financial
Officer and Treasurer of Patterson
Companies, Inc.; Vice President and
Treasurer of Patterson Medical Holdings,
Inc., Patterson Medical Supply, Inc.,
Patterson Dental Holdings, Inc., Patterson
Dental Supply, Inc. and Webster
Veterinary Supply, Inc.
Exhibit 1(c)

WEBSTER MANAGEMENT, LP
By:	WEBSTER VETERINARY SUPPLY, INC., its General Partner

By:
Name: R. Stephen Armstrong
Title: Vice President and Treasurer

Exhibit 1(c)

EXHIBIT 4.4(a)
FORM OF OPINIONS OF COUNSEL
TO THE COMPANY
The opinions of Briggs and Morgan and of Matthew L. Levitt, Esq., counsel to the Obligors, shall be to the effect that:
1. Each Obligor and each other Subsidiary organized under the laws of the United States or any state thereof (including the District of Columbia) is a corporation or limited partnership validly existing and in good standing under the laws of its jurisdiction of organization, and each has all requisite corporate or partnership power and authority to own and operate its properties, to carry on its business as now conducted, and, in the case of each Obligor, to enter into and perform the Agreement and to issue and sell the Notes.
2. The Agreement and the Notes have been duly authorized by proper corporate action on the part of each Obligor, have been duly executed and delivered by an authorized officer of each Obligor and constitute the legal, valid and binding agreements of each Obligor, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.
3. A Minnesota court, or a Federal court sitting in Minnesota, would honor the choice of New York law to govern the Agreement and the Notes.
4. The offer, sale and delivery of the Notes do not require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.
5. No authorization, approval or consent of, and no designation, filing, declaration, registration and/or qualification with, any Governmental Authority is necessary or required in connection with the execution, delivery and performance by each Obligor of the Note Purchase Agreement or the offer, issuance and sale by each Obligor of the Notes.
6. The issuance and sale of the Notes by each Obligor, and the execution, delivery and performance by each Obligor of the terms and conditions of the Notes and the Agreement do not result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of any Obligor or any other Subsidiary pursuant to the provisions of (i) the certificate or articles of incorporation or bylaws, or other organizational documents of any Obligor or any other Subsidiary, (ii) the Credit Agreement or any other loan or receivables purchase or sale agreement to which any Obligor or any other Subsidiary is a party or by which any of them or their property is bound, (iii) any other agreement or instrument to which any Obligor or any other Subsidiary is a party or by which any of them or their property is bound that is filed (or incorporated by reference) as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended April 28, 2007 or any other report or registration statement subsequently filed by the Company with the

Exhibit 4.4(a)

Securities and Exchange Commission, (iv) any law (including usury laws) or regulation applicable to any Obligor, or (v) to the knowledge of such counsel, any order, writ, injunction or decree of any court or Governmental Authority applicable to any Obligor.
7. Except as disclosed in Schedule 5.8 to the Note Purchase Agreement, to such counsel’s knowledge there are no actions, suits or proceedings pending, or threatened against the Company or any Subsidiary, at law or in equity or before or by any Governmental Authority, that are likely to result, individually or in the aggregate, in a Material Adverse Effect.
8. Neither the Company nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.
9. The issuance of the Notes and the intended use of the proceeds of the sale of the Notes do not violate or conflict with Regulation U, T or X of the Board of Governors of the Federal Reserve System.
The opinions of Briggs and Morgan and of Matthew L. Levitt, Esq. shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinions are based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Obligors. With respect to matters governed by the laws of any jurisdiction other than the United States of America and the State of Minnesota, such counsel may rely upon the opinions of counsel deemed (and stated in their opinion to be deemed) by them to be competent and reliable. For purposes of their opinion as to enforceability in Section 2 and as to no conflicts with laws in Section 6(iv), such counsel may assume that Minnesota law governs the Note Purchase Agreement and the Notes. Such opinions shall state that subsequent transferees and assignees of the Notes may rely thereon.

2
Exhibit 4.4(a)

EXHIBIT 4.4(b)
FORM OF OPINION OF SPECIAL COUNSEL
TO THE PURCHASERS
The opinion of Foley & Lardner LLP, special counsel to the Purchasers, shall be to the effect that:
1. The Agreement and the Notes have been duly authorized, executed and delivered by and constitute the legal, valid and binding agreements of each Obligor, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.
2. Based on the representations set forth in the Agreement, the offer, sale and delivery of the Notes and delivery of the Subsidiary Guaranty do not require the registration of the Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.
3. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Note Purchase Agreement or the Notes.
For purposes of its opinion in paragraph 1 as to authorization, execution and delivery, Foley & Lardner LLP may rely on the opinions of Briggs and Morgan and of Matthew L. Levitt, Esq. delivered to you pursuant to the Agreement. The opinion of Foley & Lardner LLP shall state that such opinions are satisfactory in form and scope to it, and that, in its opinion, the Purchasers and it are justified in relying thereon. The opinion shall state that subsequent transferees and assignees of the Notes may rely thereon and shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request.

Exhibit 4.4(b)

EXHIBIT 9.7
[FORM OF SUBSIDIARY GUARANTY]
THIS GUARANTY (this “Guaranty”) dated as of [            ] is made by the undersigned (each, a “Guarantor”), in favor of the holders from time to time of the Notes hereinafter referred to, including each purchaser named in the Note Purchase Agreement hereinafter referred to, and their respective successors and assigns (collectively, the “Holders” and each individually, a “Holder”).
W I T N E S S E T H:
WHEREAS, PATTERSON COMPANIES, INC., a Minnesota corporation (the “Company”), PATTERSON MEDICAL HOLDINGS, INC., a Delaware corporation (“Medical Holdings”), PATTERSON MEDICAL SUPPLY, INC., a Minnesota corporation (“Patterson Medical”), PATTERSON DENTAL HOLDINGS, INC., a Minnesota corporation (“Dental Holdings”), PATTERSON DENTAL SUPPLY, INC., a Minnesota corporation (“PDSI”), WEBSTER VETERINARY SUPPLY, INC., a Minnesota corporation (“Webster”), and WEBSTER MANAGEMENT, LP, a Minnesota limited partnership (“Webster Management” and, collectively with the Company, Medical Holdings, Patterson Medical, Dental Holdings, PDSI and Webster, the “Obligors”), jointly and severally, and the initial Holders entered into a Note Purchase Agreement dated as of March 19, 2008 (the Note Purchase Agreement as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Note Purchase Agreement”);
WHEREAS, the Note Purchase Agreement provides for the issuance by the Obligors of $325,000,000 aggregate principal amount of Notes (as defined in the Note Purchase Agreement);
WHEREAS, the Company owns, directly or indirectly, all of the issued and outstanding capital stock of the Guarantor;
WHEREAS, it is a requirement under the Note Purchase Agreement that the Guarantor shall execute and deliver this Guaranty to the Holders and the Guarantor will derive substantial benefit from the transaction requiring execution and delivery of this Guaranty; and
WHEREAS, the Guarantor desires to execute and deliver this Guaranty to satisfy the conditions described in the preceding paragraph;
NOW, THEREFORE, in consideration of the premises and other benefits to each Guarantor and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, each Guarantor makes this Guaranty as follows:
SECTION 1. Definitions. Any capitalized terms not otherwise herein defined shall have the meanings attributed to them in the Note Purchase Agreement.
SECTION 2. Guaranty. Each Guarantor, jointly and severally with each other Guarantor, unconditionally and irrevocably guarantees to the Holders the due, prompt and complete payment by the Obligors of the principal of, Make-Whole Amount, if any, and interest

Exhibit 9.7

on, and each other amount due under, the Notes or the Note Purchase Agreement, when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by declaration or otherwise) in accordance with the terms of the Notes and the Note Purchase Agreement (the Notes and the Note Purchase Agreement being sometimes hereinafter collectively referred to as the “Note Documents” and the amounts payable by the Obligors under the Note Documents, and all other monetary obligations of the Obligors thereunder (including any attorneys’ fees and expenses), being sometimes collectively hereinafter referred to as the “Obligations”). This Guaranty is a guaranty of payment and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Obligors or upon any other event, contingency or circumstance whatsoever. If for any reason whatsoever the Obligors shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable, each Guarantor, without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Obligors. Each Guarantor, promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel. Notwithstanding the foregoing, the right of recovery against each Guarantor under this Guaranty is limited to the extent it is judicially determined with respect to any Guarantor that entering into this Guaranty would violate Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law, in which case such Guarantor shall be liable under this Guaranty only for amounts aggregating up to the largest amount that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.
SECTION 3. Guarantor’s Obligations Unconditional. The obligations of each Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of each Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim each Guarantor or any other person may have against the Obligors or any other person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not each Guarantor or the Obligors shall have any knowledge or notice thereof), including:
(a) any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;
(b) any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any person to perfect any interest in any collateral;

2
Exhibit 9.7

(c) any failure, omission or delay on the part of the Obligors to conform or comply with any term of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to any Guarantor of the occurrence of a “Default” or an “Event of Default” under any Note Document;
(d) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Obligors, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;
(e) any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;
(f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Obligors, any Guarantor or to any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;
(g) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;
(h) any merger or consolidation of the Obligors or any Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Obligors or any Guarantor to any other person;
(i) any change in the ownership of any shares of capital stock of the Obligors or any change in the corporate relationship between the Obligors and any Guarantor, or any termination of such relationship;
(j) any release or discharge, by operation of law, of any Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; or
(k) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or

3
Exhibit 9.7

discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against any Guarantor.
Notwithstanding any other provision contained in this Guaranty, each Guarantor’s liability with respect to the principal amount of the Notes shall be no greater than the liability of the Obligors with respect thereto.
SECTION 4. Full Recourse Obligations. The obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties.
SECTION 5. Waiver. Each Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in Section 3, (b) notice to such Guarantor of the incurrence of any of the Obligations, notice to such Guarantor or the Obligors of any breach or default by such Obligors with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against such Guarantor, (c) presentment to or demand of payment from the Obligors or the Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders, (f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against such Guarantor.
SECTION 6. Subrogation, Contribution, Reimbursement or Indemnity. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including Section 509 thereof, under common law or otherwise) of any of the Holders against the Obligors or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Obligors which may have arisen in connection with this Guaranty. So long as the Obligations remain, if any amount shall be paid by or on behalf of the Obligors to any Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holders (duly endorsed by such Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine. The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations.

4
Exhibit 9.7

SECTION 7. Effect of Bankruptcy Proceedings, etc. This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned by such Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Obligors or any other person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Obligors or other person or any substantial part of its property, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Obligors or any other person of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and such Guarantor shall forthwith pay such principal amount, Make-Whole Amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.
SECTION 8. Term of Agreement. This Guaranty and all guaranties, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Obligations shall be paid and performed in full and all of the agreements of such Guarantor hereunder shall be duly paid and performed in full.
SECTION 9. Representations and Warranties. Each Guarantor represents and warrants to each Holder that:
(a) such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;
(b) such Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;
(c) this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

5
Exhibit 9.7

(d) the execution, delivery and performance of this Guaranty will not violate any provision of any requirement of law or material contractual obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of the Guarantor pursuant to the provisions of any material contractual obligation of such Guarantor or any requirement of law;
(e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;
(f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) which could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of such Guarantor and its Subsidiaries taken as a whole;
(g) the execution, delivery and performance of this Guaranty will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter or by-laws of such Guarantor or of any securities issued by such Guarantor; and
(h) after giving effect to the transactions contemplated herein, (i) the present value of the assets of such Guarantor, at a fair valuation, is in excess of the amount that will be required to pay its probable liability on its existing debts as said debts become absolute and matured, (ii) such Guarantor has received reasonably equivalent value for executing and delivering this Guaranty, (iii) the property remaining in the hands of such Guarantor is not an unreasonably small capital, and (iv) such Guarantor is able to pay its debts as they mature.
SECTION 10. Notices. All notices under the terms and provisions hereof shall be in writing, and shall be delivered or sent by telex or telecopy or mailed by first-class mail, postage prepaid, addressed (a) if to the Obligors or any Holder at the address set forth in, the Note Purchase Agreement or (b) if to a Guarantor, in care of the Company at the Company’s address set forth in the Note Purchase Agreement, or in each case at such other address as the Company, any Holder or such Guarantor shall from time to time designate in writing to the other parties. Any notice so addressed shall be deemed to be given when actually received.
SECTION 11. Survival. All warranties, representations and covenants made by each Guarantor herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations by such Guarantor hereunder.

6
Exhibit 9.7

SECTION 12. Submission to Jurisdiction. Each Guarantor irrevocably submits to the jurisdiction of the courts of the State of New York and of the courts of the United States of America having jurisdiction in the State of New York for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Guaranty, the Note Purchase Agreement or the Notes, the Security Agreements, the Subsidiary Guaranty or the Notes. Each Guarantor consents to process being served in any suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of such Guarantor specified in or designated pursuant to the Note Purchase Agreement. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such Obligor.
SECTION 13. Miscellaneous. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect. The terms of this Guaranty shall be binding upon, and inure to the benefit of, each Guarantor and the Holders and their respective successors and assigns. No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by each Guarantor and the Holders. The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty. This Guaranty shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.
IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

[Name of Guarantor]

By:

Name:

Title:
7
Exhibit 9.7

FORM OF JOINDER TO SUBSIDIARY GUARANTY
The undersigned (the “Guarantor”), joins in the Subsidiary Guaranty dated as of [                    ] from the Guarantors named therein in favor of the Holders, as defined therein, and agrees to be bound by all of the terms thereof and represents and warrants to the Holders that:
(a) the Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;
(b) the Guarantor has the requisite power and authority and the legal right to execute and deliver this Joinder to Subsidiary Guaranty (“Joinder”) and to perform its obligations hereunder and under the Subsidiary Guaranty and has taken all necessary action to authorize its execution and delivery of this Joinder and its performance of the Subsidiary Guaranty;
(c) the Subsidiary Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(d) the execution, delivery and performance of this Joinder will not violate any provision of any requirement of law or material contractual obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of the Guarantor pursuant to the provisions of any material contractual obligation of such Guarantor or any requirement of law;
(e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Joinder;
(f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or any of its properties or revenues (i) with respect to this Joinder, the Subsidiary Guaranty or any of the transactions contemplated hereby or thereby or (ii) that could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of the Guarantor and its subsidiaries taken as a whole;
(g) the execution, delivery and performance of this Joinder will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter or by-laws of the Guarantor or of any securities issued by the Guarantor; and

8
Exhibit 9.7

(h) after giving effect to the transactions contemplated herein, (i) the present value of the assets of the Guarantor, at a fair valuation, is in excess of the amount that will be required to pay its probable liability on its existing debts as said debts become absolute and matured, (ii) the Guarantor has received reasonably equivalent value for executing and delivering this Guaranty, (iii) the property remaining in the hands of the Guarantor is not an unreasonably small capital, and (iv) the Guarantor is able to pay its debts as they mature.
Capitalized Terms used but not defined herein have the meanings ascribed in the Subsidiary Guaranty.
IN WITNESS WHEREOF, the undersigned has caused this Joinder to Subsidiary Guaranty to be duly executed as of                 ,         .

[Name of Guarantor]

By:

Name:

Title:
9
Exhibit 9.7